                                                                     EXHIBIT 3.1
                                                                     -----------



                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                              ITC/\DELTACOM, INC.


     ITC/\DELTACOM, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name under which the corporation was originally incorporated is ITC/\DeltaCom, Inc. and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on March 24, 1997.

     2. This Restated Certificate of Incorporation restates and integrates and does not further amend the provisions of the Certificate of Incorporation of the corporation as heretofore amended or supplemented, and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.

     3. This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware.

     4. The text of the Certificate of Incorporation of the corporation is hereby restated and integrated to read in its entirety as follows:

1.   NAME.

          The name of the corporation is ITC/\DeltaCom, Inc. (the
"Corporation").

2.   REGISTERED OFFICE AND AGENT.

          The registered office of the Corporation shall be located at 1013 Centre Road, Wilmington, Delaware 19805 in the County of New Castle. The registered agent of the Corporation at such address shall be Corporation Service Company.

3.   PURPOSE AND POWERS.

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as from time to time amended (the "Delaware General Corporation Law"). The Corporation shall have all power necessary or helpful to engage in such acts and activities.

4.   CAPITAL STOCK.

     4.1. Authorized Shares; Increase in Authorized Shares.

          The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 205,000,000 shares, of which 200,000,000 shares shall be classified as shares of Common Stock, with a par value of $0.01 per share ("Common Stock"), and 5,000,000 shares shall be classified as shares of Preferred Stock, with a par value of $0.01 per share ("Preferred Stock"). The Board of Directors expressly is authorized to provide for the issuance of shares of Preferred Stock in one or more series without the approval of the stockholders of the Corporation. The number of authorized shares of any class of stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote (irrespective of the right to vote thereupon as a class that the holders of the shares of any such class would otherwise be entitled to under Section 242(b)(2) of the Delaware General Corporation Law).

     4.2. Common Stock.

          4.2.1.  Relative Rights.

          The Common Stock shall be subject to all of the rights, privileges, preferences and priorities of the Preferred Stock as set forth in the certificates of designations filed to establish the respective series of Preferred Stock. Each share of Common Stock shall have the same relative rights as, and be identical in all respects to, all the other shares of Common Stock.

          4.2.2.  Voting Rights.

          Each holder of record of shares of Common Stock shall be entitled to attend all special and annual meetings of the stockholders of the Corporation and, share for share and without regard to class, together with the holders of all other classes of stock entitled to attend such meetings and to vote (except any class or series of stock having special voting rights), to cast one vote in person or by proxy for each outstanding share of Common Stock so held upon any matter or thing (including, without limitation, the election of one or more directors) properly considered and acted upon by the stockholders.

          4.2.3.  Dividends.

          Subject to the rights, if any, of the holders of shares of Preferred Stock, the holders of record of the Common Stock, and any class or series of stock entitled to participate therewith as to dividends, shall be entitled to receive dividends, when, as and if declared by the Board of Directors, out of any assets legally available for the payment of dividends thereon.

          4.2.4.  Dissolution, Liquidation, Winding Up.

          In the event of any dissolution, liquidation or winding up of the Corporation (whether voluntary or involuntary), the holders of record of the Common Stock then outstanding, and all holders of any class or series of stock entitled to participate (in whole or in part) therewith as to distribution of assets, shall become entitled to participate equally on a per-share basis in the distribution of any assets of the Corporation remaining after the Corporation shall have paid or provided for payment of all debts and liabilities of the Corporation, and shall have paid (or set aside for payment) to the holders of any class or series of stock having preference over the Common Stock in the event of dissolution, liquidation or winding up, the full preferential amounts (if any) to which they are entitled.

     4.3. Preferred Stock.

          4.3.1.  Issuance, Designations, Powers, Etc.

          The Board of Directors expressly is authorized, subject to limitations prescribed by the Delaware General Corporation Law and the provisions of this Certificate of Incorporation, to provide (by resolution and by filing a certificate of designations pursuant to the Delaware General Corporation Law) for the issuance from time to time of the shares of Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and other rights of the shares of each such series and to fix the qualifications, limitations and restrictions thereon, including, but without limiting the generality of the foregoing, the following:

          (i) the number of shares constituting that series and the distinctive designation of that series;

          (ii) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (iii) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (iv) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (v) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (vi) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (vii) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

          (viii) any other relative powers, preferences, and rights of that series, and qualifications, limitations or restrictions on that series.

          Pursuant to authority granted to the Board of Directors of the Corporation in the Corporation's original Certificate of Incorporation, on October 16, 1997, the Board of Directors of the Corporation duly adopted resolutions creating the Series A Convertible Preferred Stock, par value $.01 per share, of the Corporation, the rights, powers and preferences for which are set forth in Attachment 1 hereto and incorporated by reference herein and made
             ------------
an integral part hereof.

          4.3.2.  Dissolution, Liquidation, Winding Up.

          In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock of each series shall be entitled to receive only such amount or amounts as shall have been fixed by the certificate of designations or by the resolution or resolutions of the Board of Directors providing for the issuance of such series.

     4.4. Redemption.

          Notwithstanding any other provision of this Certificate of Incorporation to the contrary, outstanding shares of stock of the Corporation shall always be subject to redemption by the Corporation, by action of the Board of Directors, if in the judgment of the Board of Directors such action should be taken, pursuant to Section 151(b) of the Delaware General Corporation Law or any other applicable provision of law, to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency held by the Corporation or any of its subsidiaries to conduct any portion of the business of the Corporation or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of the Corporation's stock possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows:

          (a) The redemption price of the shares to be redeemed pursuant to this Section 4.4 shall be determined by the Board of Directors and shall be equal to the Fair Market Value (as defined herein) of such shares or, if such shares were purchased by one or more Disqualified Holders (as defined herein) within one year of the Redemption Date (as defined herein), the lesser of (i) the Fair Market Value of such shares and (ii) the purchase price paid by such Disqualified Holder for such shares.

          (b) At the election of the Corporation, the redemption price of such shares may be paid in cash, Redemption Securities (as defined herein) or any combination thereof.

          (c) If fewer than all shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors.

          (d) At least 30 days' prior written notice of the Redemption Date shall be given to any Disqualified Holder of shares selected to be redeemed (unless waived in writing by any such holder), provided that the Redemption Date may be the date on which written notice shall be given to such holder if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such holder and subject to immediate withdrawal by it upon surrender of the stock certificates formerly representing the shares redeemed.

          (e) From and after the Redemption Date, any and all rights of whatever nature that any Disqualified Holder may have with respect to any shares selected for redemption (including, without limitation, any rights to vote or participate in dividends declared on stock of the same class or series as such shares) shall cease and terminate, and such Disqualified Holder shall thenceforth be entitled only to receive, with respect to such shares, the cash or Redemption Securities payable upon redemption.

          (f) The Board of Directors may also impose additional terms and conditions.

          (g)  For purposes of this Section 4.4:

            (i) "Disqualified Holder" shall mean any holder of shares of stock of the Corporation whose holding of such stock, either individually or when taken together with the holding of shares of stock of the Corporation by any other holders, may result, in the judgment of the Board of Directors, in the loss of, or the failure to secure the reinstatement of, any license or franchise from any governmental agency held by the Corporation or any of its subsidiaries to conduct any portion of the business of the Corporation or any of its subsidiaries.

            (ii) "Fair Market Value" of a share of the Corporation's stock of any class or series shall mean the average Closing Price (as defined herein) for such a share for each of the 45 most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to paragraph (d) of this
                  Section 4.4; provided, however, that if shares of stock of
                               --------  -------
                  such class or series are not traded on any securities exchange or in the over-the-counter market, "Fair Market Value" shall be determined by the Board of Directors in good faith. "Closing Price" on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked prices on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the Nasdaq National Market of The Nasdaq Stock Market, Inc. or any system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the Board of Directors in good faith.

            (iii) "Redemption Date" shall mean the date fixed by the Board of
                  Directors for the redemption of any shares of stock of the Corporation pursuant to this Section 4.4.

            (iv) "Redemption Securities" shall mean any debt or equity securities of the Corporation, any of its subsidiaries or any other corporations, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to paragraph (d) of this Section 4.4, at least equal to the price required to be paid pursuant to paragraph (a) of this Section 4.4 (assuming for purposes of such valuation, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and trading under normal conditions).

5.   BOARD OF DIRECTORS.

     5.1. Classification.

          Except as otherwise provided in this Certificate of Incorporation or a certificate of designations relating to the rights of the holders of any series of Preferred Stock, voting separately by series, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be as fixed from time to time by the Board of Directors of the Corporation. The directors, other than those who may be elected by the holders of any series of Preferred Stock voting separately by series, shall be classified, with respect to the time for which they severally hold office, into three classes, Class I, Class II and Class III, which shall be as nearly equal in number as possible, and shall be adjusted from time to time by the Board of Directors to maintain such proportionality. Each initial director in Class I shall hold office for a term expiring at the 2000 annual meeting of stockholders, each initial director in Class II shall hold office for a term expiring at the 1999 annual meeting of stockholders, and each initial director in Class III shall hold office for a term expiring at the 1998 annual meeting of stockholders. Elections of directors need not be by written ballot.

          Notwithstanding the foregoing provisions of this Section 5.1, each director shall serve until such director's successor is duly elected and qualified or until such director's earlier death, resignation or removal. At each annual meeting of stockholders, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or until any such director's earlier death, resignation or removal. Except as set forth below with respect to vacancies and newly created directorships, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     5.2. Removal.

          Except as otherwise provided pursuant to the provisions of this Certificate of Incorporation or a certificate of designations relating to the rights of the holders of any series of Preferred Stock, voting separately by series, to elect directors under specified circumstances, any director or directors may be removed from office at any time, but only for cause and only by the affirmative vote of not less than 66-2/3% of the total number of votes of the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, and only if notice of such proposal was contained in the notice of such meeting. At least 30 days prior to any meeting of stockholders where the removal of directors prior to expiration of their term in office will be considered, written notice shall be sent to the director or directors whose removal will be considered at such meeting. Any vacancy in the Board of Directors resulting from any such removal or otherwise shall be filled in accordance with Section
5.3 hereof.

     5.3. Vacancies and Change of Authorized Number.

          Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may only be filled by a majority of the directors then in office, although fewer than a quorum, or by a sole remaining director. In the event that one or more directors resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Notwithstanding the foregoing, whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of this Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may only be filled by a majority of the directors elected by such class or classes or series thereof in office, or by a sole remaining director so elected. Each director chosen in accordance with this Section 5.3 shall hold office until the next election of the class for which such director shall have been chosen, and until such director's successor is elected and qualified, or until the director's earlier death, resignation or removal.

     5.4. Directors Elected by Holders of Preferred Stock.

          Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the certificate of designations applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Section 5 unless expressly provided by the certificate of designations.

     5.5. Limitation of Liability.

          No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit
          -----------------
the liability of a director: (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law; (c) for liability under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director received any improper personal benefit. Any repeal or modification of this Section 5.5 shall be prospective only, and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

6.   ACTIONS BY STOCKHOLDERS.

     6.1. Action at Meetings or By Unanimous Consent.

          Except as otherwise provided in this Certificate of Incorporation or a certificate of designations relating to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders, and may not be effected by any consent in writing by such stockholders, unless such consent is unanimous.

     6.2. Special Meetings of Stockholders.

          Special meetings of the stockholders may be called at any time but only by (a) the chairman of the board of the Corporation or (b) a majority of the directors in office, although less than a quorum.

7.   AMENDMENT OF CERTIFICATE OF INCORPORATION.

          Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the Bylaws of the Corporation), the affirmative vote of 66-2/3% of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with the purpose or intent of, Section 5 or Section 6 hereof, and this Section 7. Notice of any such proposed amendment, repeal or adoption shall be contained in the notice of the meeting at which it is to be considered. Subject to the provisions set forth herein, the Corporation reserves the right to amend, alter, repeal or rescind any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law.

8.   AMENDMENT OF BYLAWS.

          In furtherance and not in limitation of the powers conferred by the Delaware General Corporation Law, the Board of Directors is expressly authorized and empowered to adopt, amend and repeal the Bylaws of the Corporation. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the Bylaws of the Corporation), in order for the stockholders of the Corporation to amend or repeal the Bylaws of the Corporation, the affirmative vote of 66-2/3% of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required.

                                   * * * * *

          IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed by its duly authorized officer, as of this 14th day of June, 2000.


                                      /s/ J. Thomas Mullis
                                      -------------------------
                                      J. Thomas Mullis
                                      Senior Vice President

                                                                    Attachment 1
                                                                    ------------


              RESTATED CERTIFICATE OF DESIGNATIONS OF THE POWERS,
           PREFERENCES AND RELATIVE, PARTICIPATING OR OTHER RIGHTS,
        AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF

                     SERIES A CONVERTIBLE PREFERRED STOCK
                               ($0.01 Par Value)

                                      OF
                              ITC/\DELTACOM, INC.

                               _________________

            Pursuant to Section 151 of the General Corporation Law
                           of the State of Delaware

                               _________________


          ITC/\DELTACOM, INC., a Delaware corporation (the "Corporation"), does hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation pursuant to authority conferred upon the Board of Directors by Section 4 of the Restated Certificate of Incorporation of the Corporation, which authorizes the issuance of up to 5,000,000 shares of preferred stock, at a meeting of the Board of Directors:

          RESOLVED, that the issue of a series of preferred stock, $0.01 par value, of the Corporation is hereby authorized and the designation, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, in addition to those set forth in the Restated Certificate of Incorporation of the Corporation, are hereby fixed as follows:

1.   NUMBER OF SHARES AND DESIGNATION

          1,750,000 shares of the preferred stock, $0.01 par value, of the Corporation are hereby constituted as a series of the preferred stock designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"). Without the consent of the then current holders of shares of Series A Preferred Stock as provided for herein, the number of authorized shares of Series A Preferred Stock may not be increased or decreased below the number of then currently outstanding shares of Series A Preferred Stock.

2.   DEFINITIONS

          For purposes of the Series A Preferred Stock, the following terms shall have the meanings indicated:

               "Acceptance Notice" shall have the meaning set forth in Section 9.3.

               "Board of Directors" shall mean the board of directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series A Preferred Stock.

               "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Georgia are authorized or obligated by law or executive order to close.

               "Common Stock" shall mean the Common Stock of the Corporation, par value $0.01 per share.

               "Conversion Date" shall mean March 14, 2002.

               "Conversion Price" shall mean the conversion price per share of Common Stock into which the Series A Preferred Stock is convertible, as such Conversion Price may be adjusted pursuant to Section 6. The "Initial Conversion Price" shall be obtained by multiplying $13.2378 by the Relative Fair Market Valuation of the Corporation (equivalent to the rate of one share of Common Stock for each share of Series A Preferred Stock).

               "Current Market Price" shall mean, as of a particular date, the average of the high bid and low asked prices per share of Common Stock in the over-the-counter market, as reported by The Nasdaq Stock Market or such other system then in use, or such other exchange or inter-dealer quotation system on which the Common Stock is principally traded or authorized to be quoted; or, if the Common Stock is not so traded or authorized to be quoted on any such exchange or inter-dealer quotation system, then the price per share of Common Stock most recently designated by the Board of Directors as the "fair market value" thereof for purposes of granting incentive stock options.

               "Issue Date" shall mean the first date on which shares of Series A Preferred Stock are issued.

               "Notice" shall have the meaning set forth in Section 9.2.

               "Person" shall mean any individual, firm, partnership, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

               "Relative Fair Market Valuation of the Corporation" shall mean the fair market value of the Corporation expressed as a percentage of the ITC Holding Fair Market Value, determined as of the date the initial public offering price per share of the common stock of the Corporation (the "IPO Price") is established. The "ITC Holding Fair Market Value" shall be determined by the Board of Directors (or a committee thereof) of ITC West Point, Inc., by reference to the business and operations of ITC Holding Company, Inc. immediately prior to the transfer of assets and liabilities to ITC West Point, Inc. to be undertaken in connection with a corporate reorganization by ITC Holding Company, Inc. The fair market value of the Corporation will be determined by the Board of Directors of the Corporation (or a committee thereof), by reference to the IPO Price.

               "Securities" shall have the meaning set forth in Section 6.4.2.

               "Series A Preferred Liquidation Distribution" shall have the meaning set forth in Section 4.

               "Series A Preferred Stock" shall mean the series of preferred stock, $0.01 par value, of the Corporation designated as Series A Convertible Preferred Stock.

               "Shares" shall have the meaning set forth in Section 9.1.

               "Stockholder" shall have the meaning set forth in Section 9.1.

               "Subsidiaries" shall mean any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by the Corporation directly or indirectly through one or more intermediaries.

               "The Nasdaq Stock Market" shall mean the National Market System of The Nasdaq Stock Market, Inc.

               "Trading Day" means a day on which any exchange or inter-dealer quotation system on which the Common Stock is principally traded or authorized to be quoted is open for the transaction of business.

               "Transaction" shall have the meaning set forth in Section 6.5.

               "Transfer" shall have the meaning set forth in Section 9.1.

               "Transfer Agent" means such agent or agents, if any, of the Corporation as may be designated by the Board of Directors of the Corporation as the transfer agent for the Series A Preferred Stock.

               "Transferring Stockholder" shall have the meaning set forth in
          Section 9.2.

3.   DIVIDENDS

     3.1. Right to Receive Dividends

          The holders of shares of the Series A Preferred Stock shall be entitled to receive, when and if declared by the Board of Directors out of funds legally available therefor, dividends in an amount per share of Series A Preferred Stock equal to the dividends payable on the number of shares of Common Stock into which one share of Series A Preferred Stock is then convertible (assuming that the Conversion Date has already occurred), determined as of the date fixed for determining holders of shares of Common Stock entitled to receive such dividends. Each such dividend shall be payable in arrears to the holders of record of shares of the Series A Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record dates, not more than 60 days preceding the payment dates thereof, as shall be fixed by the Board of Directors.

     3.2. Dividends on Other Stock

          So long as any shares of the Series A Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment on any class or series of stock of the Corporation ranking, as to dividends, on a parity with the Series A Preferred Stock, for any period, nor shall any shares ranking on a parity with the Series A Preferred

     Stock be redeemed or purchased by the Corporation or any Subsidiary, unless dividends have been or contemporaneously are declared and paid (or are declared and a sum sufficient for the payment thereof set apart for such payment) on the Series A Preferred Stock in an amount per share of Series A Preferred Stock equal to dividends declared and paid or payable on the number of shares of Common Stock into which one share of Series A Preferred Stock is then convertible (assuming that the Conversion Date has already occurred), in accordance with Section 3.1.

4.   LIQUIDATION PREFERENCE

          In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Common Stock or any other series or class or classes of stock of the Corporation ranking junior to the Series A Preferred Stock, upon liquidation, dissolution or winding up, the holders of the shares of Series A Preferred Stock shall be entitled to receive the Initial Conversion Price per share plus an amount equal to all dividends declared and unpaid thereon to the date of final distribution to such holders (the "Series A Preferred Liquidation Distribution"). After the Series A Preferred Liquidation Distribution has been made and after the holders of shares of any other class or series of stock having preference over the Common Stock in the event of liquidation, dissolution or winding up have received the full preferential amounts to which they are entitled, the holders of shares of Common Stock and any other class or series of stock entitled to participate with the Common Stock in the event of liquidation, dissolution or winding up shall be entitled to receive out of the assets of the Corporation legally available for distribution to stockholders (whether capital or surplus) cash in amount per share equal to the amount of the Series A Preferred Liquidation Distribution. Thereafter, the holders of the Series A Preferred Stock shall be entitled to share ratably with the holders of the shares of Common Stock and any other class or series of stock entitled to participate with the Common Stock in the event of liquidation, dissolution or winding up, in any and all assets remaining to be paid or distributed, such that distributions shall be made in respect of each share of Series A Preferred Stock in an amount equal to the distributions made in respect of the number of shares of Common Stock into which such share of Series A Preferred Stock is then convertible. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of Series A Preferred Stock and any other shares of stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series A Preferred Stock, shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments in respect thereof, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series A Preferred Stock and any such other stock ratably in accordance with the respective amounts which would be payable on such shares of Series A Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with one or more corporations, (ii) a sale or transfer of all or substantially all of the Corporation's assets, (iii) a statutory share exchange or (iv) a spin-off of assets of the Corporation to its stockholders shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

5.   SHARES TO BE RETIRED

          All shares of Series A Preferred Stock purchased by the Corporation or converted shall be retired and canceled and shall be restored to the status of authorized but unissued shares of preferred stock, without designation as to series.

6.   CONVERSION

          Holders of shares of Series A Preferred Stock shall have the right to convert all or a portion of such shares into shares of Common Stock, as follows:

     6.1. Right of Conversion

          Subject to and upon compliance with the provisions of this Section 6, a holder of shares of Series A Preferred Stock shall have the right, at his, her or its option, at any time after March 14, 2002, to convert any or all of such shares into the number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the aggregate liquidation preference of such shares by the Conversion Price and by surrender of such shares so to be converted by the holder thereof, such surrender to be made in the manner provided in Section 6.2. No shares of Series A Preferred Stock may be converted into fractional shares of Common Stock. Any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Section 6.3.

     6.2. Exercise of Conversion Right

          In order to exercise the conversion right, the holder of each share of Series A Preferred Stock to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Corporation or in blank, at the office of the Transfer Agent or, if no Transfer Agent has been appointed by the Corporation, at the principal office of the Corporation, accompanied by written notice to the Corporation that the holder thereof elects to convert its shares of Series A Preferred Stock or a specified portion thereof. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Series A Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

          Holders of shares of Series A Preferred Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date notwithstanding the conversion thereof following such dividend payment record date and prior to such dividend payment date.

          As promptly as practicable after the surrender of certificates for shares of Series A Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his, her or its written order, (i) a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section 6, (ii) if less than the full number of shares of Series A Preferred Stock evidenced by the surrendered certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificates less the number of shares being converted, and
     (iii) any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Section 6.3.

          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series A Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversion of the Series A Preferred Stock shall upon delivery be duly and validly issued and fully paid and nonassessable.

     6.3. No Fractional Shares Upon Conversion

          No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Series A Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to such fraction of a share multiplied by the Current Market Price of one share of Common Stock as of the date of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

     6.4. Adjustment of Conversion Price

          The Conversion Price shall be adjusted from time to time as follows:

          6.4.1.    Stock Dividends, Reorganizations, Reclassifications

          In case the Corporation shall after the Issue Date (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock,
     (B) subdivide its outstanding Common Stock into a greater number of shares,
     (C) combine its outstanding Common Stock into a smaller number of shares or
     (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series A Preferred Stock been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 6.4.1 shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 6.8 below) and shall become effective immediately after the close of business on the record date in the case of a subdivision, combination or reclassification.

          6.4.2.    Certain Other Distributions to Holders of Common Stock

          In case the Corporation shall distribute to all holders of its Common Stock any shares of capital stock of the Corporation (other than Common Stock) or evidences of its indebtedness or assets (other than a regular cash dividend that the Board of Directors determines, in good faith, can be maintained by the Corporation for at least four consecutive periods covering not less than one year and that the Board of Directors intends to maintain for at least four consecutive periods covering not less than one year, out of profits or surplus) or rights or warrants to subscribe for or purchase any of its securities (any of the foregoing being hereinafter in this Section 6.4.2 called the "Securities"), then in each such case, unless the Corporation elects to reserve shares or other units of such Securities for distribution to the holders of the Series A Preferred Stock upon the conversion of the shares of Series A Preferred Stock so that any such holder converting shares of Series A Preferred Stock will receive upon such conversion, in addition to the shares of the Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had, immediately prior to the record date for the distribution of the Securities, converted his or her shares of Series A Preferred Stock into Common Stock (such election to be based upon a determination by the Board of Directors that such reservation will not materially adversely affect the interests of any holder of Series A Preferred Stock in any such reserved Securities), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the date of such distribution by (II) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the record date mentioned below less the fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in Section 6.8 below, after the record date for the determination of stockholders entitled to receive such distribution.

          6.4.3.  No De Minimis Adjustments

          No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
            -----------------
     Section 6.4.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided further that any adjustment shall be required and made in accordance with the provisions of this Section 6 (other than this Section 6.4.3) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section 6 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest 1/100 of a share (with .005 of a share being rounded upward), as the case may be. Anything in this Section 6.4.3 to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by Section 6.4.3, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable.

          6.4.4. No Adjustment Where Similar Dividend, Distribution, or Issuance With Respect to Preferred Stock

          No adjustment in the Conversion Price shall be required in the event of any dividend, distribution or issuance to holders of shares of Common Stock pursuant to Sections 6.4.1 or 6.4.2 above if holders of shares of Series A Preferred Stock have received the same dividend, distribution or issuance in accordance with Section 3.

     6.5. Certain Transactions

          In case the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock and excluding any transaction as to which Section 6.4.1 applies) (each of the foregoing being referred to as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each share of Series A Preferred Stock which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares or fraction thereof of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such Transaction. The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this Section 6.5, and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series A Preferred Stock which will contain provisions enabling the holders of the Series A Preferred Stock which remains outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Price immediately after such Transaction. The provisions of this Section 6.5 shall similarly apply to successive Transactions.

     6.6. Notice of Certain Events

               If:

               (i) the Corporation shall declare a dividend (or any other distribution) on the Common Stock (other than a regular cash dividend that the Board of Directors determines can be maintained by the Corporation for at least four consecutive periods covering at least one year and that the Board of Directors intends to maintain for at least four consecutive periods covering at least one year out of profits or surplus); or

               (ii) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

               (iii) there shall be any reclassification of the Common Stock (other than an event to which Section 6.4.1 applies) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation;

          then in each such case the Corporation shall cause to be filed with the Transfer Agent, if any, and shall cause to be mailed to the holders of shares of the Series A Preferred Stock at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date specified in clauses (A) and (B) below, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, sale or transfer is expected, that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale or transfer. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6.

     6.7.  Notice of Adjustment in Conversion Price

           Whenever the Conversion Price is adjusted as herein provided, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective and shall promptly mail such notice of such adjustment of the Conversion Price to the holder of each share of Series A Preferred Stock at his, her or its last address as shown on the stock records of the Corporation.

     6.8.  Adjustment in Conversion Price and Record Dates

           In any case in which Section 6.4 provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Series A Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 6.3.

     6.9.  Determination of Number of Outstanding Shares of Common Stock

           For purposes of this Section 6, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

     6.10. Adjustments Required by Multiple Sections

           If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this

     Section 6, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

     6.11. Other Actions Affecting Conversion Rights

           In case the Corporation shall take any action affecting the Common Stock, other than action described in this Section 6, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Series A Preferred Stock, the Conversion Price for the Series A Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

     6.12. Reservation of Common Stock for Issuance Upon Conversion

           The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series A Preferred Stock not theretofore converted. For purposes of this
     Section 6.12, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

     6.13. Fully Paid and Nonassessable Shares Upon Conversion

           Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock deliverable upon conversion of the Series A Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

     6.14. Listing of Shares Issuable Upon Conversion

           The Corporation shall use all reasonable efforts to list the shares of Common Stock required to be delivered upon conversion of the Series A Preferred Stock, prior to such delivery, on any exchange or inter-dealer quotation system on which the Common Stock is principally traded or authorized to be quoted at such time.

     6.15. Compliance with Laws and Regulatory Requirements

           Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series A Preferred Stock, the Corporation shall use all reasonable efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority, and any such conversion or delivery shall be subject to any applicable requirements of law or regulation.

     6.16. Payment of Issue or Transfer Taxes

           The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series A Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be
                      ------------------
     required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Series A Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

7.   RANKING

           Any class or classes of stock of the Corporation shall be deemed to rank:

           (a) prior to the Series A Preferred Stock, as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Stock;

           (b) on a parity with the Series A Preferred Stock, (A) as to dividends, if such stock shall be Common Stock or if the holders of such class of stock and the Series A Preferred Stock shall be entitled to the receipt of dividends in proportion to their respective amounts of declared and unpaid dividends per share, without preference or priority one over the other, or (B) as to distribution of assets upon liquidation, dissolution or winding up, whether or not the liquidation price per share thereof be different from that of the Series A Preferred Stock, if the holders of such class of stock and the Series A Preferred Stock shall be entitled to the


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

     receipt of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of liquidation prices, without preference or priority one over the other; and

          (c) junior to the Series A Preferred Stock, (A) as to dividends, if the holders of Series A Preferred Stock shall be entitled to the receipt of dividends in preference or priority to the holders of shares of such stock, or (B) as to distribution of assets upon liquidation, dissolution or winding up, if such stock shall be Common Stock or if the holders of Series A Preferred Stock shall be entitled to receipt of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such stock.

8.   VOTING

          (a) Except as herein provided or as otherwise from time to time required by law, holders of Series A Preferred Stock shall have no voting rights.

          (b) So long as any shares of the Series A Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Series A Preferred Stock outstanding at the time given in person or by proxy, either in writing or at any special or annual meeting, shall be necessary to permit, effect or validate any one or more of the following:

                  (i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock ranking prior to Series A Preferred Stock as to dividends or the distribution of assets upon liquidation, dissolution or winding up;

                  (ii) The increase in the authorized or issued amount of Series A Preferred Stock; or

                  (iii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Restated Certificate of Incorporation of the Corporation (including any of the provisions hereof) that would affect any right, preference or voting power of Series A Preferred Stock or of the holders thereof; provided,
                                                                       ---------
          however, that any increase in the amount of authorized preferred stock
          --------
          or the creation and issuance of other series of preferred stock, or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to the Series


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

          A Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to affect such rights, preferences or voting powers.

9.   RESTRICTIONS ON TRANSFER; RIGHTS OF FIRST REFUSAL

     9.1. Restrictions on Transfers

          Except as hereinafter provided, no holder of Series A Preferred Stock (a "Stockholder") shall sell, assign, transfer, give (whether by inter vivos transfer or, upon the death of any Stockholder, by testamentary disposition or pursuant to the laws of intestate succession), pledge, encumber or otherwise dispose of ("Transfer") all or any part of such Stockholder's shares of Series A Preferred Stock of the Corporation (the "Shares") to any person, trust, association, partnership, firm, corporation or other legal entity without the prior written consent of the Corporation.

     9.2. Notice of Proposed Transfer

          Except for Transfers pursuant to Section 9.1 or 9.6, any Stockholder desiring to Transfer any of the Shares (the "Transferring Stockholder") prior to making a Transfer must give written notice to the Corporation of the portion of the Transferring Stockholder's Shares which the Transferring Stockholder desires to Transfer and all the proposed material terms and conditions of such Transfer (such notice is hereinafter referred to as the "Notice"). Such Notice shall constitute an offer by the Transferring Stockholder to sell to the Corporation, all, but not less than all, of the Shares which the Transferring Stockholder proposes to dispose of, upon the terms set forth in the Notice.

     9.3. Acceptance of Offer by the Corporation or the Stockholders

          The Corporation may accept the offer of the Transferring Stockholder as set forth in the Notice, in whole or in part, by giving written notice of such acceptance (the "Acceptance Notice") at any time within 45 days following the date the Notice was delivered to the Corporation by the Transferring Stockholder.

     9.4. Closing

          If the Offer of the Transferring Stockholder is accepted by the Corporation pursuant to Section 9.3 hereof, the closing of the purchase by the Corporation of the Shares being sold by the Transferring

     Stockholder shall be held at the main office of the Corporation within 30 days after the acceptance of the offer by the Corporation, on the date and at the time specified by the Corporation. At each such closing, (a) the Transferring Stockholder shall deliver (i) certificates representing the shares of stock to be transferred, endorsed in blank or accompanied by duly executed blank stock powers and (ii) appropriate representations that the Transferring Stockholder has good, valid and unencumbered title to the Shares being transferred and has transferred free and clear title thereto to the Corporation, and (b) the Corporation shall deliver the full amount of the purchase price set forth in the Notice by check or wire transfer of immediately available federal funds to an account designated by the Transferring Stockholder.

     9.5. Sale of Series A Preferred Stock if Offered is Rejected

          If the Corporation does not accept the offer of the Transferring Stockholder in the manner herein provided, then the Transferring Stockholder shall be permitted to Transfer all of the Shares proposed to be Transferred; provided; however, that (i) such Transfer must be made to the transferee in strict accordance with the terms as described in the Notice; and (ii) such transfer must be consummated within 90 days following the delivery of the Notice to the Corporation on a date and at a time and place of which the Transferring Stockholder shall give the Corporation at least ten days' notice. The Corporation may designate an individual whom the Transferring Stockholder shall permit to attend the closing of such Transfer and to examine the documents implementing such Transfer. In the event the Transferring Stockholder fails to consummate such proposed Transfer prior to the expiration of such 90-day period, then prior to any subsequent Transfer of all or any portion of the Transferring Stockholder's Shares, the Transferring Stockholder shall be required to give the notice contemplated by Section 9.2, and the restrictions on Transfer and rights of first refusal contained herein shall again be applicable with respect thereto.

     9.6. Permitted Transfers

          Notwithstanding the foregoing provisions of this Section 9, a Stockholder may at any time Transfer the Shares owned by it, to (i) any spouse or lineal descendant of such Stockholder, (ii) a parent, grandparent, brother or sister of such Stockholder, (iii) any trust established for the benefit of such Stockholder or any spouse or lineal descendent thereof, or (iv) any corporation in which such Stockholder owns all of the issued and outstanding capital stock. Any transfer specified in this Section 9.6 shall not be subject to any of the restrictions on transfer or rights of first refusal set forth in this
     Section 9.

     9.7. Applicability of Restrictions on Transfer

          (a) The restrictions on Transfer and the right of first refusal with respect to the Shares shall terminate upon the date the Corporation becomes subject to the reporting requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

          (b) The rights of first refusal set forth in this Section 9 shall not apply to any proposed exchange to be effected pursuant to a merger or consolidation approved by the Stockholders or any proposed pledge by any Stockholder of any of the Shares to any financial institution as security for indebtedness of such Stockholder to such financial institution. However, any financial institution which accepts the pledge of Shares shall be subject to these restrictions on Transfer and the right of first refusal in the event of foreclosure on such Shares.

10.  RECORD HOLDERS

          The Corporation and any Transfer Agent may deem and treat the record holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor any Transfer Agent shall be affected by any notice to the contrary.

                                   * * * * *


                                     xviii

                              ITC/\DELTACOM, INC.

      CERTIFICATE OF DESIGNATION OF THE POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF SERIES B-1 CUMULATIVE
  CONVERTIBLE PREFERRED STOCK AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS
                                    THEREOF

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

          ITC/\DeltaCom, Inc. (the "Corporation"), a corporation organized and
                                    -----------
existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation (the "Board of Directors") by the Corporation's Restated Certificate
                  ------------------
of Incorporation, as amended (the "Certificate of Incorporation"), and pursuant
                                   ----------------------------
to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors is authorized to issue preferred stock of the Corporation in one or more series, and the Board of Directors has duly approved and adopted the following resolution on June 15, 2001 (the "Resolution"), as
                                                            ----------
supplemented by a resolution adopted by the Transaction Committee of the Board of Directors:

               RESOLVED that, pursuant to the authority vested in the Board of Directors by its Certificate of Incorporation, the Board of Directors hereby creates, authorizes and provides for the issuance of a series of the preferred stock of the Corporation, par value $.01 per share (such preferred stock designated as the "Series B-1 Cumulative Convertible
                                        ---------------------------------
     Preferred Stock"), consisting of 67,000 shares and having the powers,
     ---------------
     preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this Resolution as follows:

     1.   Number and Designation. 67,000 shares of the preferred stock of the
          ----------------------
Corporation shall constitute a series designated as "Series B-1 Cumulative Convertible Preferred Stock" (the "Series B-1 Preferred Stock").
                                   --------------------------

     2.   Definitions. Unless the context otherwise requires, when used herein
          -----------
the following terms shall have the meaning indicated.

          "Affiliate" with respect to a Person shall have the meaning set forth
           ---------
in Rule 12b-2 under the Exchange Act, and shall include an officer or director of such Person.

          "Applicable Conversion Price" means $5.70, subject to adjustment from
           ---------------------------
time to time pursuant to Section 8(g).

          "beneficial ownership" of securities of any Person shall have the
           --------------------
meaning set forth in Rule 13d-3 under the Exchange Act.

          "Benefit Plans" means the ITC/\DeltaCom, Inc. 1997 Stock Option Plan,
           -------------
the ITC/\DeltaCom, Inc. Director Stock Option Plan, the ITC Holding Company, Inc. Amended and Restated Stock Option Plan, the ITC Holding Company, Inc. NonEmployee Director Stock Option Plan and the ITC/\DeltaCom, Inc. Employee Profit Sharing & 401(k) Plan.

          "Board of Directors" means the board of directors of the Corporation.
           ------------------

          "Business Day" means any day except Saturday, Sunday and any legal
           ------------
holiday or a day on which banking institutions in New York City, New York or the State of Georgia generally are authorized or required by law or other governmental actions to close.

          "Capital Stock" means, with respect to any Person, any and all shares,
           -------------
interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock, whether outstanding on the Issue Date or issued after the Issue Date, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such capital stock.

          "Change of Control Event" means any of the following events:  (i) the
           -----------------------
event specified in clause (i)(b) of the definition of "Change of Control" contained in the Indenture, dated as of June 3, 1997, as amended from time to time, between the Corporation and United States Trust Company of New York, as Trustee; (ii) the event specified in clause (i) of the definition of "Change of Control" contained in the Indenture, dated as of March 3, 1998, as amended from time to time, between the Corporation and United States Trust Company of New York, as Trustee; (iii) the event specified in clause (i) of the definition of "Change of Control" contained in the Indenture, dated as of November 5, 1998, as amended from time to time, between the Corporation and United States Trust Company of New York, as Trustee; and (iv) the event specified in clause (a) of the definition of "Change of Control" contained in the Senior Credit Agreement.

          "Common Stock" means any shares of the common stock, par value $.01
           ------------
per share, of the Corporation now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Corporation which may be exchanged for or reclassified or converted into Common Stock, any and all securities of any kind whatsoever of the Corporation which may be issued on or after the date hereof in respect of, in exchange for, or upon reclassification or conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, reclassification, stock dividend, recapitalization of the Corporation or otherwise.

          "Common Stock Deemed Outstanding" means the number of shares of Common
           -------------------------------
Stock actually outstanding, plus the maximum total number of shares of Common Stock issuable upon the exercise of any then outstanding Warrants or issuable upon conversion of any then outstanding Series A Preferred Stock or Series B Preferred Stock, whether or not such Warrants, Series A Preferred Stock or Series B Preferred Stock are actually exercisable, convertible or exchangeable at such time, without duplication.

          "Convertible Notes" means the 4 1/2% Convertible Subordinated Notes
           -----------------
due 2006 of the Corporation.

          "Corporation" means ITC/\DeltaCom, Inc., a corporation organized and
           -----------
existing under the General Corporation Law of the State of Delaware.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any successor statute, and the rules and regulations promulgated thereunder.

          "Initial Holder" means ITC Holding Company, Inc.
           --------------

          "Initial Issue Date" means the first date on which the Series B-1
           ------------------
Preferred Stock is issued and sold pursuant to the Investment Agreement.

          "Investment Agreement" means the Investment Agreement, dated as of
           --------------------
February 27, 2001, between the Corporation and the Initial Holder, as amended as of May 29, 2001, as amended from time to time.

          "Issue Date" means the first date on which the Series B-1 Preferred
           ----------
Stock is issued and sold pursuant to the Investment Agreement.

          "Liquidation Preference" with respect to a share of Series B-1
           ----------------------
Preferred Stock means, as at any date, the sum of (x) $1,000.00 plus (y) any Special Amount with respect to such share plus (z) an amount equal to any accrued and unpaid Preferred Dividends with respect to such share from the last Dividend Payment Date through such date.

          "Market Price" means, with respect to the Common Stock, on any given
           ------------
day, (i) the price of the last trade, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (ii) if the Common Stock is so traded, but not so reported, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (iii) if the Common Stock is not listed or authorized for trading on the Nasdaq National Market or any comparable system, the average of the closing bid and ask prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time in good faith by the Board of Directors for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors.

          "Nasdaq Marketplace Rules" means the rules, regulations and
           ------------------------
interpretations of the National Association of Securities Dealers, Inc. and The Nasdaq Stock Market, Inc. in effect from time to time and applicable to the Corporation.

          "Original Purchase Price" means, with respect to a share of Series B-1
           -----------------------
Preferred Stock, $1,000.00.

          "outstanding," when used with reference to shares of Common Stock,
           -----------
means issued shares, excluding shares held by a subsidiary of the Corporation.

          "Person" means any corporation, limited liability company,
           ------
partnership, trust, organization, association, other entity or individual.

          "Senior Credit Agreement" means the Credit Agreement, dated as of
           -----------------------
April 5, 2000, among the Corporation, as Parent, Interstate FiberNet, Inc., as Borrower, the Subsidiary Guarantors named therein, the Initial Lenders named therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, Bank of America, N.A., as Syndication Agent, and Goldman Sachs Credit Partners L.P., as Documentation Agent, as amended as of June 1, 2001, as amended from time to time.

          "Series A Designation" means the Restated Certificate of Designations
           --------------------
of the Powers, Preferences and Relative, Participating or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of the Series A Preferred Stock.

          "Series A Preferred Stock" means the Series A Convertible Preferred
           ------------------------
Stock, par value $.01 per share, of the Corporation.

          "Series B Certificates of Designation" means, collectively, this
           ------------------------------------
Certificate of Designation and the certificates of designation with respect to each other series of the Series B Preferred Stock.

          "Series B Preferred Stock" means, collectively, the Series B-1
           ------------------------
Preferred Stock created hereby and each other series of preferred stock, par value $.01 per share, of the Corporation designated by the Board of Directors as "Series B-__ Cumulative Convertible Preferred Stock" which is issued pursuant to the Investment Agreement and the certificate of designation for each such series of preferred stock.

          "Special Amount" with respect to a share of Series B-1 Preferred Stock
           --------------
means an amount equal to all dividends and other amounts which have become payable in respect of such share under Section 4(a) but which have not been paid. The Special Amount with respect to any such share shall be reduced by the amount of any such dividends and other amounts actually paid in respect of such share under Section 4(c).

          "Warrants" means the common stock purchase warrants issued by the
           --------
Corporation pursuant to the Investment Agreement.

     3.   Rank.  The Series B-1 Preferred Stock shall, with respect to dividend
          ----
rights and rights on liquidation, dissolution and winding-up, rank (i) senior to the Common Stock and to each other class of Capital Stock of the Corporation or series of preferred stock of the Corporation established hereafter by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to, or on a parity with, the Series B Preferred Stock as to dividend rights and rights on liquidation, dissolution and winding-up of the Corporation, and senior to the Series A Preferred Stock with respect to dividend rights (collectively referred to, together with all classes of Common Stock of the Corporation and with the Series A Preferred Stock (solely in respect of dividend rights), as "Junior Securities"); (ii) on a parity with the Series A
                      -----------------
Preferred Stock (solely with respect to rights on liquidation, dissolution and winding-up of the Corporation), each other series of Series B Preferred Stock and each class of Capital Stock of the Corporation or series of preferred stock of the Corporation established hereafter by the Board of Directors in accordance with Section 9(d), the terms of which expressly provide that such class or series shall rank on a parity with the Series B Preferred Stock as to dividend rights or rights on liquidation, dissolution and winding-up (collectively referred to as "Parity Securities"); and (iii) junior to each class of Capital
                -----------------
Stock of the Corporation or series of preferred stock of the Corporation established hereafter by the Board of Directors in accordance with Section 9(d), the terms of which expressly provide that such class or series shall rank senior to the Series B Preferred Stock as to dividend rights and rights on liquidation, dissolution and winding-up of the Corporation (collectively referred to as "Senior Securities").
 -----------------

     4.   Dividends.
          ---------

          (a) The holders of shares of Series B-1 Preferred Stock shall be entitled to receive with respect to each share of Series B-1 Preferred Stock, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the rate of 8% per annum of the sum of the Original Purchase Price plus any Special Amount with respect to such share (the "Preferred Dividend"). Preferred Dividends on a share of Series
                 ------------------
B-1 Preferred Stock shall accrue and shall be cumulative whether or not declared from the date of issue of such share of Series B-1 Preferred Stock and shall be payable quarterly in arrears on April 15, July 15, October 15 and January 15 of each year (unless such day is not a Business Day, in which event such dividends shall be payable on the next succeeding Business Day) (each such date being a "Dividend Payment Date"
                                                       ---------------------
and each such quarterly period being a "Dividend Period"), commencing on the
                                        ---------------
Dividend Payment Date for the first full Dividend Period occurring after the Issue Date. Each such dividend shall be payable to the holders of record of shares of the Series B-1 Preferred Stock as they appear on the stock register of the Corporation at the close of business on the corresponding Record Date. As used herein, the term "Record Date" means, with respect to the dividend payable
                       -----------
on April 15, July 15, October 15 and January 15, respectively, of each year, the preceding March 31, June 30, September 30 and December 31, or such other date, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed as the record date by the Board of Directors. Notwithstanding the foregoing provisions of this Section 4(a), so long as any shares of Series B-1 Preferred Stock and any shares of any other series of Series B Preferred Stock are outstanding, no dividends shall be declared or paid or set aside for payment upon any shares of any series of Series B Preferred Stock for any current Dividend Period pursuant to Section 4(a) of the Series B Certificates of Designation unless such dividends are (i) declared and paid in full, or declared and a sum sufficient for such payment is set aside for payment in full, of all such dividends on all series of Series B Preferred Stock, or (ii) declared and paid ratably, or declared and a sum sufficient for such payment is set aside for payment ratably, on all series of Series B Preferred Stock in proportion to the respective amounts of dividends accumulated and unpaid with respect to all series of Series B Preferred Stock for such current Dividend Period.

          (b) The amount of Preferred Dividends payable on the initial Dividend Payment Date, or in respect of any period shorter or longer than a full Dividend Period, on the Series B-1 Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. No interest, or sum or money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B-1 Preferred Stock that may be in arrears.

          (c) Accrued Special Amounts for any past Dividend Periods may be declared and paid on any subsequent Dividend Payment Date to holders of record on the corresponding Record Date.

          (d) In the sole discretion of the Corporation, any Preferred Dividend may be paid (i) in cash, (ii) in shares of Series B-1 Preferred Stock or (iii) in a combination of cash and shares of Series B-1 Preferred Stock. Each share of Series B-1 Preferred Stock issued in payment of a Preferred Dividend shall be valued at, solely for purposes of determining the number of shares of Series B-1 Preferred Stock to be issued as a dividend, the Original Purchase Price and shall, upon issuance, be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights. If any such Preferred Dividend would result in a fractional share of Series B-1 Preferred Stock, the Corporation, in its sole discretion, may either pay such fractional share or round such fractional share up to the nearest whole share of Series B-1 Preferred Stock. Payment of a Preferred Dividend in shares of Series B-1 Preferred Stock shall be made by delivering certificates evidencing such shares to the holders of the Series B-1 Preferred Stock in such denominations as each such holder may request at such holder's address as it shall appear on the stock register of the Corporation.

          (e) So long as any shares of Series B-1 Preferred Stock are outstanding, no dividend, except as described in the last sentence of Section 4(f) and except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on any Parity Securities, nor shall any Parity Securities be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any Parity Securities) by the Corporation (except by conversion into or exchange for Parity Securities or Junior Securities), unless in each case all Special Amounts have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series B-1 Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on, or the date of redemption, purchase, or acquisition for consideration of, such Parity Securities. When Special Amounts are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all Special Amounts and additional amounts declared upon shares of the Series B-1 Preferred Stock and all dividends and additional amounts declared upon any other Parity Securities shall be declared ratably in proportion to the respective amounts of Special Amounts and additional amounts accumulated and unpaid on the Series B-1 Preferred Stock and dividends and additional amounts accumulated and unpaid on such Parity Securities.

          (f) So long as any shares of the Series B-1 Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment and no other distribution shall be declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (any such dividend, distribution, redemption, purchase or acquisition being hereinafter referred to as a "Junior Securities Distribution") for any
                              ------------------------------
consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any Junior Securities) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities), unless in each case (i) all Special Amounts and additional amounts on all outstanding shares of the Series B-1 Preferred Stock and accrued and unpaid dividends and additional amounts on any other Parity Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series B-1 Preferred Stock and all past dividend periods with respect to such Parity Securities and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series B-1 Preferred Stock and the current dividend period with respect to such Parity Securities. Notwithstanding anything in this Certificate of Designation to the contrary, the Corporation may declare and pay dividends on Parity Securities which are payable solely in additional shares of, or by the increase in the liquidation value of, Parity Securities or on Junior Securities which are payable in additional shares of, or by the increase in the liquidation value of, Junior Securities, as applicable, or redeem, purchase or otherwise acquire Junior Securities in exchange for Junior Securities, and Parity Securities in exchange for Parity Securities or Junior Securities.

          (g) So long as any shares of Series B-1 Preferred Stock are outstanding, if the Corporation pays a dividend in cash or other property on the Common Stock, other than a dividend in shares of Capital Stock, then at the same time the Corporation shall declare and pay a dividend on each share of Series B-1 Preferred Stock in an amount equal to the dividend which would otherwise have been declared and paid with respect to the Common Stock issuable upon conversion of Series B-1 Preferred Stock if all of the outstanding Series B-1 Preferred Stock had been converted immediately prior to the record date for such dividend, or, if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividend are to be determined.

     5.   Liquidation Preference.
          ----------------------

          (a) In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, after payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Senior Securities, and before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of shares of Series B-1 Preferred Stock shall be entitled to receive an amount in cash equal to the greater of (x) the aggregate Liquidation Preferences of the shares of Series B-1 Preferred Stock as of the date of liquidation, or (y) the aggregate amount that would have been received with respect to the shares of Common Stock if the Series B-1 Preferred Stock had been converted into Common Stock immediately prior to such liquidation, dissolution or winding-up. If, upon any liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation, or proceeds thereof, shall be insufficient to pay in full the aforesaid amounts under clause (x) of the preceding sentence and liquidating payments on all Parity Securities, then such assets, or proceeds thereof, shall be distributed among the shares of Series B-1 Preferred Stock and all such other Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series B-1 Preferred Stock and any such other Parity Securities if all amounts payable thereon were paid in full. Any amounts distributed with respect to the Series B-1 Preferred Stock pursuant to this
Section 5(a) shall be allocated pro rata among the shares of Series B-1 Preferred Stock. For the purposes of Section 5, neither the sale, conveyance, exchange or transfer (for cash, shares of capital stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other entities shall be deemed to be a liquidation, dissolution or winding-up of the Corporation.

          (b) Subject to the rights of the holders of any Parity Securities, after payment shall have been made in full to the holders of Series B-1 Preferred Stock, as provided in Section 5(a), any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series B-1 Preferred Stock and any Parity Securities (other than the Series A Preferred Stock, to the extent provided in the Series A Designation) shall not be entitled to share therein.

     6.   Redemption.
          ----------

          (a) Other than redemption of outstanding shares of capital stock of the Corporation pursuant to Section 4.4 of the Certificate of Incorporation, no shares of Series B-1 Preferred Stock shall be redeemable by the Corporation prior to the fifth anniversary of the Issue Date. On and after the fifth anniversary of the Issue Date, to the extent the Corporation shall have funds legally available for such payment, and subject to the rights of the holders pursuant to Section 8, the Corporation may redeem at its option shares of Series B-1 Preferred Stock, at any time in whole or from time to time in part, at a redemption price per share in cash equal to the Liquidation Preference as of the date fixed for redemption, without interest.

          (b) On the tenth anniversary of the Issue Date, the Corporation shall redeem all outstanding shares of Series B-1 Preferred Stock, if any, at a redemption price per share in cash equal to the Liquidation Preference as of the date fixed for redemption, without interest.

          (c) Shares of Series B-1 Preferred Stock which have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) be retired and have the status of authorized and unissued shares of the class of preferred stock of the Corporation undesignated as to series and may be redesignated and reissued as part of any series of the preferred stock of the Corporation; provided that no such issued and reacquired shares of Series B-1 Preferred Stock shall be reissued or sold as Series B Preferred Stock.

          (d) If the Corporation is unable or shall fail to discharge its obligation to redeem outstanding shares of Series B-1 Preferred Stock pursuant to Section 6(b) (the "Scheduled Redemption Obligation"), the Scheduled
                      -------------------------------
Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Scheduled Redemption Obligation. If and so long as any Scheduled Redemption Obligation with respect to any shares of outstanding Series B-1 Preferred Stock shall not be fully discharged, the Corporation shall not (i) redeem, purchase or otherwise acquire any Parity Securities or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity

Securities or (ii) declare or make any Junior Securities Distribution or, directly or indirectly, discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Junior Securities.

     7.   Procedure for Redemption.
          ------------------------

          (a) In the event that fewer than all the outstanding shares of Series B-1 Preferred Stock eligible to be redeemed are to be redeemed, in the case of Section 6(a), the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be selected pro rata (with any fractional shares being rounded up to the nearest whole share).

          (b) In the event the Corporation shall redeem shares of Series B-1 Preferred Stock pursuant to Section 6(a), notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as such address appears on the stock register of the Corporation; provided that neither the failure to give such notice nor any defect therein shall affect the validity of the giving of notice for the redemption of any share of Series B-1 Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give such notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the date fixed for redemption; (ii) the number of shares of Series B-1 Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates representing such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed shall cease to accrue on the date fixed for redemption.

          (c) Notice having been mailed as aforesaid, if applicable, from and after the date fixed for redemption, dividends on the shares of Series B-1 Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price and except the right to convert shares so called for redemption prior to the close of business on the last Business Day immediately preceding the date fixed for such redemption) shall cease. Upon surrender in accordance with such notice, if applicable, of the certificates representing any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     8.   Conversion.
          ----------

          (a) The following conversion rights of the Series B-1 Preferred Stock shall be subject in all respects to the provisions of this Section 8, including Section 8(h). The holders of shares of Series B-1 Preferred Stock shall have the right, at any time in whole and from time to time in part, at such holders' option, to convert any or all outstanding shares (and fractional shares) of Series B-1 Preferred Stock held by such holders into fully paid and non-assessable shares of Common Stock. At any time and from time to time, each outstanding share of Series B-1 Preferred Stock shall be convertible into a number of shares of Common Stock equal to the Liquidation Preference of such share of Series B-1 Preferred as of the date of conversion divided by the Applicable Conversion Price for such share of Series B-1 Preferred Stock. Upon issuance as a Preferred Dividend pursuant to Section 4(d), each share of Series B-1 Preferred Stock so issued shall have the same Applicable Conversion Price as each then outstanding share of Series B-1 Preferred Stock. Notwithstanding any call for redemption pursuant to Section 6(a), the right to convert shares so called for redemption shall terminate at the close of business on the last Business Day immediately preceding the date fixed for such redemption unless the Corporation shall default in making payment of the amount payable upon such redemption.

          (b)  (i)    In order to exercise the conversion right, the holder of
     the shares of Series B-1 Preferred Stock to be converted shall surrender the certificate representing such shares at the principal executive offices of the Corporation, with a written notice of election to convert completed and signed, specifying the number of shares to be converted. Unless the shares issuable on conversion are to be issued in the same name as the name in which such shares of Series B-1 Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or the holder's duly authorized attorney, and an amount sufficient to pay any transfer or similar tax.

               (ii) As promptly as practicable after the surrender by the holder of the certificates for shares of Series B-1 Preferred Stock as aforesaid, the Corporation shall issue and shall deliver to such holder, or on the holder's written order to the holder's transferee, (x) a certificate or certificates for the whole number of shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section 8, (y) any cash adjustment pursuant to Section 8(f), and (z) in the event of a conversion in part, a certificate or certificates for the whole number of shares of Series B-1 Preferred Stock not being so converted.

               (iii) Each conversion of shares of Series B-1 Preferred Stock pursuant to Section 8(a) shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series B-1 Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the Person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby at such time on such date and such conversion shall be into a number of whole shares of Common Stock in respect of the shares of Series B-1 Preferred Stock being converted as determined in accordance with this Section 8 at such time on such date. All shares of Common Stock delivered upon conversion of the Series B-1 Preferred Stock shall upon delivery be duly and validly issued, fully paid and non-assessable and not subject to any preemptive rights. Upon the surrender of certificates representing the shares of Series B-1 Preferred Stock to be converted, the shares to be so converted shall no longer be deemed to be outstanding and all rights of a holder with respect to such shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock and other amounts payable pursuant to this Section 8 and a certificate or certificates representing the shares of Series B-1 Preferred Stock not converted.

          (c)  (i)    Upon delivery to the Corporation by a holder of shares of
     Series B-1 Preferred Stock of a notice of election to convert, the right of the Corporation to redeem such shares of Series B-1 Preferred Stock shall terminate, regardless of whether a notice of redemption has been mailed as aforesaid.

               (ii) If a holder of Series B-1 Preferred Stock delivers to the Corporation a certificate therefor and a notice of election to convert, the Series B-1 Preferred Stock to be converted shall cease to accrue dividends pursuant to Section 4 but shall continue to be entitled to receive pro rata dividends for the period from the last Dividend Payment Date to the date of delivery of the notice of election to convert in preference to and in priority over any dividends on any Junior Securities.

               (iii) Except as provided above and in Section 8(g), the Corporation shall make no payment or adjustment for accrued and unpaid dividends on shares of Series B-1 Preferred Stock, whether or not in arrears, on conversion of such shares or for dividends theretofore paid on the shares of Common Stock.

          (d)  (i)    The Corporation covenants that it shall at all times
     reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as shall be required for the purpose of effecting conversions of the Series B-1 Preferred Stock.

               (ii) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Series B-1 Preferred Stock, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

          (e) The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series B-1 Preferred Stock pursuant hereto; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Series B-1 Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (f) No fractional shares of Common Stock shall be issued upon the conversion of the Series B-1 Preferred Stock. If the conversion of any shares of Series B-1 Preferred Stock would result in a fractional share of Common Stock, the Corporation, in its sole discretion, may (i) round such fractional share up to the nearest whole share of Common Stock, or (ii) in lieu thereof pay a cash adjustment in respect of such fractional share in an amount equal to such fractional share multiplied by the Market Price per share of Common Stock on the Business Day next preceding the date on which such shares of Series B-1 Preferred Stock are deemed to have been converted.

          (g) In order to prevent dilution of the conversion rights granted under this Section 8, the Applicable Conversion Price shall be subject to adjustment from time to time pursuant to this Section 8(g). In the event that any adjustment of the Applicable Conversion Price as required herein results in a fraction of a cent, such Applicable Conversion Price shall be rounded up to the nearest cent.

               (i)  Adjustment of Applicable Conversion Price and Number of
                    -------------------------------------------------------
     Shares Upon Issuance of Common Stock.  Except as otherwise provided in
     ------------------------------------
     Sections 8(g)(iii), 8(g)(iv) and 8(g)(v), if and whenever on or after the Issue Date the Corporation issues or sells, or in accordance with Section 8(g)(ii) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (calculated as set forth in Section 8(g)(ii)) less than the then Applicable Conversion Price in effect on the date of issuance or sale (or deemed issuance or sale) of such Common Stock (a "Dilutive Issuance"), then immediately upon the Dilutive
                      -----------------
     Issuance, the Applicable Conversion Price shall be reduced to a price determined by multiplying the Applicable Conversion Price in effect immediately prior to the Dilutive Issuance by a fraction, (A) the numerator of which is an amount equal to the sum of (x) the total number of shares of Common Stock Deemed Outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in Section 8(g)(ii), received or receivable by the Corporation upon such Dilutive Issuance divided by the then Applicable Conversion Price in effect immediately prior to the Dilutive Issuance, and (B) the denominator of which is the total number of shares of Common Stock Deemed Outstanding immediately after the Dilutive Issuance.

               (ii) Effect on Applicable Conversion Price of Certain Events.
                    -------------------------------------------------------
     For purposes of determining the adjusted Applicable Conversion Price under
     Section 8(g)(i), the following provisions shall be applicable:

                    (A)  Issuance of Rights or Options.  If the Corporation in
                         -----------------------------
     any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock, or other securities convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase
       ----------------------
     Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon
      -------
     the exercise of such Options is less than the then Applicable Conversion Price in effect on the date of issuance or grant of such Options, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Options shall, as of the date of the issuance or grant of such Options, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Applicable Conversion Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

               (B)  Issuance of Convertible Securities.  If the Corporation in
                    ----------------------------------
     any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where such Convertible

     Securities are issuable upon the exercise of Options for which an adjustment of the Applicable Conversion Price is made pursuant to Section 8(g)(ii)(A)) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the then Applicable Conversion Price in effect on the date of issuance of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Applicable Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Applicable Conversion Price had been or are to be made pursuant to other provisions of this Section 8(g), no further adjustment of the Applicable Conversion Price shall be made by reason of such issuance or sale.

               (C)  Change in Option Price or Conversion Rate.  If there is a
                    -----------------------------------------
     change at any time in (i) the amount of additional consideration payable to the Corporation upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Applicable Conversion Price in effect at the time of such change shall be readjusted to the Applicable Conversion Price which would have been in effect at such time if such Options or Convertible Securities still outstanding had provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (D)  Treatment of Expired Options and Unexercised Convertible
                    --------------------------------------------------------
     Securities.  If, in any case, the total number of shares of Common Stock
     ----------
     issuable upon exercise of any Option or upon conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to convert or exchange such Convertible Securities shall have expired or terminated, the Applicable Conversion Price then in effect shall be readjusted to the Applicable Conversion Price which would have been in effect at the time of such expiration or termination if such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), had never been issued.

               (E)  Calculation of Consideration Received.  If any Common Stock,
                    -------------------------------------
     Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Section 8(g) shall be the amount received by the Corporation therefor before deduction of commissions, underwriting discounts or allowances or other expenses paid or incurred by the Corporation in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration. If any Common Stock, Options or Convertible Securities are issued in connection with any acquisition, merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity which is attributable to such Common Stock, Options or Convertible Securities, as the case may be. Except as set forth below, the fair value of any consideration other than cash shall be determined in good faith by the mutual agreement of the Board of Directors and the holders of a majority of the outstanding Series B Preferred Stock. If the Board of Directors and the holders of a majority of the outstanding Series B Preferred Stock are unable to reach such agreement within a reasonable period, the fair value of such consideration shall be determined by an independent investment bank or a "Big Five" independent public accounting firm, in either case of nationally recognized standing in the valuation of businesses similar to the business of the Corporation, which shall be mutually acceptable to the Corporation and such holders. The determination of such investment bank or public accounting firm shall be final and binding upon the Corporation and the holders of the Series B Preferred Stock. Notwithstanding the foregoing, from and after the date on which the Initial Holder has ceased to have beneficial ownership of a majority of the outstanding Series B Preferred Stock, in lieu of obtaining the agreement by the holders of a majority of the outstanding Series B Preferred Stock to the fair value of any consideration other than cash as aforesaid, the Corporation may elect to have the fair value of such consideration determined by an independent investment bank or a "Big Five" independent public accounting firm, in either case of nationally recognized standing in the valuation of businesses similar to the business of the Corporation. The determination of such investment bank or public accounting firm shall be final and binding upon the Corporation and the holders of the Series B Preferred Stock.

                    (F)  Exceptions to Adjustment of Applicable Conversion
                         -------------------------------------------------
     Price.  No adjustment to the Applicable Conversion Price shall be made (i)
     -----
     upon the issuance, sale, grant, conversion or exercise of any Options or Convertible Securities issued and outstanding, or committed to be issued, as of the Issue Date, or issuable pursuant to the Investment Agreement (including, without limitation, the Warrants, the Series A Preferred Stock, the Series B Preferred Stock, the Convertible Notes and any Options or Convertible Securities issued and outstanding, or committed to be issued, as of the Issue Date under the Benefit Plans or otherwise); (ii) upon the issuance, sale, grant, conversion or exercise of any Capital Stock, Options or Convertible Securities which may be issued or granted after the Issue Date under any stock option, stock incentive or other employee benefit plan of the Corporation or any subsidiary thereof in effect as of the Issue Date (including, without limitation, the Benefit Plans) or which becomes effective after the Issue Date, so long as such stock option, stock incentive or other employee benefit plan is approved by the Board of Directors (including the director designees, if any, of the holders of the Series B Preferred Stock); (iii) upon the issuance, sale or exercise of the Warrants; (iv) upon the issuance, sale, conversion or redemption of shares of Series B Preferred Stock in accordance with the Series B Certificates of Designation; or (v) upon any dividend or distribution on the Series B Preferred Stock in accordance with the Series B Certificates of Designation.

               (iii)  Distribution of Assets.  If the Corporation shall declare
                      ----------------------
     or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of such distribution, the holders of the Series B-1 Preferred Stock shall be entitled to receive the amount of such assets which, if the Series B-1 Preferred Stock had been converted into shares of Common Stock immediately prior to such time, would have been payable to the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution. Notwithstanding anything in this Certificate of Designation, no adjustment in the Applicable Conversion Price shall be made under
     Section 8(g)(ii) to the extent the holders of Series B-1 Preferred Stock participate in any such distribution of assets in accordance with this
     Section 8(g)(iii) and Section 4(g).

               (iv)   Subdivision or Combination of Common Stock.  If the
                      ------------------------------------------
     Corporation at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Applicable Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. If the Corporation at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Applicable Conversion Price in effect immediately prior to such combination shall be proportionately increased.

               (v)   Consolidation, Merger or Sale.  In case of any
                     -----------------------------
     consolidation of the Corporation with, or merger of the Corporation into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then as a condition of such consolidation, merger, sale or conveyance, adequate provision shall be made whereby each holder of the Series B-1 Preferred Stock shall have the right to acquire and receive upon conversion of such Series B-1 Preferred Stock in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable upon the conversion of such Series B-1 Preferred Stock, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of such Series B-1 Preferred Stock if such consolidation, merger, sale or conveyance had not taken place.

               (vi)  Notice of Adjustment.  Within 20 Business Days after the
                     --------------------
     occurrence of any event which requires any adjustment of the Applicable Conversion Price, the Corporation shall give written notice thereof to the holders of Series B-1 Preferred Stock. Such notice shall state the Applicable Conversion Price resulting from such adjustment and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Corporation.

               (vii) Minimum Adjustment of Applicable Conversion Price.  No
                     -------------------------------------------------
     adjustment of the Applicable Conversion Price shall be made in an amount of less than 1% of the Applicable Conversion Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Applicable Conversion Price.

          (h) Notwithstanding Section 8(a) and any other provision of this Certificate of Designation, the Series B-1 Preferred Stock shall be convertible by any holder thereof into shares of Common Stock pursuant to Section 8 from time to time, and such holder shall be entitled to exercise such conversion right, only to the extent that such convertibility or the exercise of such conversion right would not result in a Change of Control Event, as determined by the Board of Directors in good faith in accordance with the Investment Agreement. The operation of the preceding sentence shall not limit any adjustment of the Applicable Conversion Price pursuant to Section 8(g).

     9.   Voting Rights.
          -------------

          (a) The holders of record of shares of Series B-1 Preferred Stock shall be entitled to vote on an as-converted basis (calculated in accordance with Section 8(a) as of the close of trading on the record date for such vote and subject to the following sentence) with the holders of the Common Stock and each other series of Series B Preferred Stock as a single class on all matters presented to the holders of the Common Stock for vote, except in each case (i) as hereinafter provided in Section 9, (ii) as otherwise and to the extent provided by law, or (iii) as otherwise and to the extent provided by the Nasdaq Marketplace Rules or the rules, regulations and interpretations of any securities exchange on which the Common Stock is traded, as determined by the Board of Directors in good faith. Any holder of record of shares of Series B-1 Preferred Stock shall be entitled to vote on an as-converted basis as provided in this Certificate of Designation only to the extent that the exercise of such as-converted voting rights by such holder would not result in a Change of Control Event, as determined by the Board of Directors in good faith in accordance with the Investment Agreement. So long as the provisions of Section 9(b) or 9(c) of the Series B Certificates of Designation entitle any holder of the Series B Preferred Stock to designate for nomination a director or directors of the Corporation, the holders of the Series B Preferred Stock shall have the exclusive right, voting together as a single class either at a meeting of stockholders or by written consent, to vote with respect to such designee or designees to the Board of Directors.

          (b) Effective as of the Initial Issue Date, any holder of record of at least 50,000 shares of Series B Preferred Stock shall be entitled to designate for nomination for election, and the holders of the Series B Preferred Stock, voting together as a single class, shall be entitled to elect, one director to the Board of Directors in accordance with Section 9 of the Series B Certificates of Designation. Effective as of the Initial Issue Date, any holder of record of at least 100,000 shares of Series B Preferred Stock shall be entitled to designate for nomination for election, and the holders of the Series B Preferred Stock, voting together as a single class, shall be entitled to elect, two directors to the Board of Directors in accordance with Section 9 of the Series B Certificates of Designation. At such time as any holder of Series B Preferred Stock owns of record at least 50,000 shares or 100,000 shares of Series B Preferred Stock and such holder of record notifies the Corporation in writing that it wishes to designate for nomination for election one or two directors, as applicable, the Board of Directors shall cause the total number of directors then constituting the whole Board of Directors to be increased by one director or two directors, as the case may be. Notwithstanding the preceding sentence, for so long as a holder of Series B Preferred Stock that is otherwise entitled to nominate a director pursuant to Section 9(b) of the Series B Certificates of Designation has an Affiliate who is serving on the Board of Directors and who has not been designated pursuant to Section 9 of the Series B Certificates of Designation, such holder shall not be entitled to designate for nomination, nor shall the holders of the Series B Preferred Stock, voting together as a single class, be entitled to elect, an additional director or directors to the Board of Directors. Notwithstanding anything in Section 9(b) of the Series B Certificates of Designation to the contrary, (i) effective as of the date on which a holder's record ownership of the Series B Preferred Stock shall be reduced to a number of outstanding shares (calculated without giving effect to any Preferred Dividends paid to such holder in shares of Series B Preferred Stock pursuant to Section 4(d) of the Series B Certificates of Designation) which is less than 100,000 shares but at least 50,000 shares, such holder shall be entitled to designate for nomination only one director for election to the Board of Directors, and the holders of the outstanding shares of Series B Preferred Stock shall have the exclusive right to vote, together as a single class, for the election of only one director to the Board of Directors, and the directorship of the latter of the two directors shall immediately terminate, and (ii) effective as of the date on which a holder's record ownership of the Series B Preferred Stock is reduced to less than 50,000 outstanding shares (calculated without giving effect to any Preferred Dividends paid to such holder in shares of Series B Preferred Stock pursuant to Section 4(d) of the Series B Certificates of Designation), the entitlement of such holder to designate for nomination one director for election to the Board of Directors, and the exclusive right of the holders of the outstanding shares of Series B Preferred Stock to vote, together as a single class, for the election of a director to the Board of Directors shall cease, and such directorship shall immediately terminate. Directors elected by the holders of the Series B Preferred Stock shall not serve a classified term with the directors elected by the holders of Common Stock together with the holders of any other class or series of capital stock entitled to vote thereon. In no event shall the holders of Series B Preferred Stock be entitled to elect more than two directors to the Board of Directors pursuant to Section 9(b) of the Series B Certificates of Designation. If more than two holders of Series B Preferred Stock would, but for the provisions of Section 9(b) of the Series B Certificates of Designation, be entitled to nominate for election more than two directors to the Board of Directors pursuant to Section 9(b) of the Series B Certificates of Designation, such holders shall mutually agree on the nomination for election of two such directors.

          (c) Any director elected by the holders of Series B Preferred Stock who serves as a member of the Board of Directors may be removed without cause only by the holders of a majority of the outstanding shares of Series B Preferred Stock. If a vacancy is created on the Board of Directors by reason of the death, removal or resignation of any director elected by the holders of the Series B

Preferred Stock, the holder of the Series B Preferred Stock who designated for nomination for election such director shall be entitled to designate for nomination for election, and the holders of the Series B Preferred Stock, voting together as a single class, may elect a replacement director to the Board of Directors.

          (d) Without the written consent of holders of a majority of the outstanding shares of Series B-1 Preferred Stock or the affirmative vote of holders of a majority of the outstanding shares of Series B-1 Preferred Stock at a meeting of the holders of Series B-1 Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Certificate of Incorporation or this Certificate of Designation so as to affect adversely the preferences, rights or powers of the Series B-1 Preferred Stock; provided that any such amendment that changes any dividend or other amount payable on or the liquidation preference of the Series B-1 Preferred Stock shall require the written consent of holders of two-thirds of the outstanding shares of Series B-1 Preferred Stock or the affirmative vote of holders of two-thirds of the outstanding shares of Series B-1 Preferred Stock at a meeting of the holders of Series B-1 Preferred Stock called for such purpose. Without the written consent of holders of a majority of the outstanding shares of Series B Preferred Stock or the affirmative vote of holders of a majority of the outstanding shares of Series B Preferred Stock at a meeting of the holders of Series B Preferred Stock called for such purpose, the Corporation shall not authorize the issuance of or issue any Parity Securities (other than any series of Series B Preferred Stock as contemplated hereby or in the Investment Agreement) or Senior Securities.

          (e) In any transaction in which the Series B Preferred Stock shall remain outstanding or be converted into capital stock of an entity other than the Corporation, the Corporation may, without the consent of the holders of the Series B Preferred Stock, consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets as an entirety to, any Person, provided that the successor, transferee or lessee (if not the Corporation) is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and the Series B Preferred Stock shall be converted into or exchanged for and shall become shares of, or interests in, such successor, transferee or lessee, having in respect of such successor, transferee or lessee substantially the same powers, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, that the Series B Preferred Stock has immediately prior to such transaction. In the event of any consolidation or merger or conveyance, transfer or lease of all or substantially all of the assets of the Corporation that is permitted pursuant to this Section 9(e), the successor resulting from such consolidation or into which the Corporation is merged or the transferee or lessee to which such conveyance, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation with respect to the Series B Preferred Stock (or the shares or interests into, or for which, the Series B Preferred Stock is converted or exchanged), and thereafter, except in the case of a lease, the predecessor (if still in existence) shall be released from its obligations and covenants with respect to the Series B Preferred Stock. Any consent required pursuant to this Section 9(e) shall be given by written consent of holders of a majority of the outstanding shares of Series B Preferred Stock or the affirmative vote of holders of a majority of the outstanding shares of Series B Preferred Stock at a meeting of the holders of Series B Preferred Stock called for such purpose.

          (f) In exercising the voting rights set forth in this Section 9, each share of Series B-1 Preferred Stock shall have one vote per share except as otherwise expressly provided for herein. Except as otherwise required by applicable law or as set forth herein, the shares of Series B-1 Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders of the Series B-1 Preferred Stock shall not be required for the taking of any corporate action.

     10.  Headings.  The headings of the sections, paragraphs, subparagraphs,
          --------
clauses and subclauses of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

          IN WITNESS WHEREOF, said ITC/\DeltaCom, Inc. has caused this Certificate of Designation to be signed by J. Thomas Mullis, its duly authorized Senior Vice President-Legal and Regulatory, this 20th day of June 2001.

                              ITC/\DELTACOM, INC.


                              By:  /s/ J. Thomas Mullis
                                   ---------------------------------
                                   Name:  J. Thomas Mullis
                                   Title: Senior Vice President-Legal
                                           and Regulatory

                               ITC/\DELTACOM, INC.

      CERTIFICATE OF DESIGNATION OF THE POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF SERIES B-2 CUMULATIVE
         CONVERTIBLE PREFERRED STOCK AND QUALIFICATIONS, LIMITATIONS AND
                              RESTRICTIONS THEREOF

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

          ITC/\DeltaCom, Inc. (the "Corporation"), a corporation organized and
                                   -----------
existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation (the "Board of Directors") by the Corporation's Restated Certificate
                  ------------------
of Incorporation, as amended (the "Certificate of Incorporation"), and pursuant
                                   ----------------------------
to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors is authorized to issue preferred stock of the Corporation in one or more series, and the Board of Directors has duly approved and adopted the following resolution on July 24, 2001 (the "Resolution"), as
                                                            ----------
supplemented by a resolution adopted by the Transaction Committee of the Board of Directors:

               RESOLVED that, pursuant to the authority vested in the Board of Directors by its Certificate of Incorporation, the Board of Directors hereby creates, authorizes and provides for the issuance of a series of the preferred stock of the Corporation, par value $.01 per share (such preferred stock designated as the "Series B-2 Cumulative Convertible
                                        ---------------------------------
     Preferred Stock"), consisting of 90,000 shares and having the powers,
     ---------------
     preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this Resolution as follows:

     1.   Number and Designation. 90,000 shares of the preferred stock of the
          ----------------------
Corporation shall constitute a series designated as "Series B-2 Cumulative Convertible Preferred Stock" (the "Series B-2 Preferred Stock").
                                   --------------------------

     2.   Definitions. Unless the context otherwise requires, when used herein
          -----------
the following terms shall have the meaning indicated.

          "Affiliate" with respect to a Person shall have the meaning set forth
           ---------
in Rule 12b-2 under the Exchange Act, and shall include an officer or director of such Person.

          "Applicable Conversion Price" means $2.56, subject to adjustment from
           ---------------------------
time to time pursuant to Section 8(g).

          "beneficial ownership" of securities of any Person shall have the
           --------------------
meaning set forth in Rule 13d-3 under the Exchange Act.

          "Benefit Plans" means the ITC/\DeltaCom, Inc. 1997 Stock Option Plan,
           -------------
the ITC/\DeltaCom, Inc. Director Stock Option Plan, the ITC Holding Company, Inc. Amended and Restated Stock Option Plan, the ITC Holding Company, Inc. NonEmployee Director Stock Option Plan and the ITC/\DeltaCom, Inc. Employee Profit Sharing & 401(k) Plan.

          "Board of Directors" means the board of directors of the Corporation.
           ------------------

          "Business Day" means any day except Saturday, Sunday and any legal
           ------------
holiday or a day on which banking institutions in New York City, New York or the State of Georgia generally are authorized or required by law or other governmental actions to close.

          "Capital Stock" means, with respect to any Person, any and all shares,
           -------------
interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock, whether outstanding on the Issue Date or issued after the Issue Date, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such capital stock.

          "Change of Control Event" means any of the following events: (i) the
           -----------------------
event specified in clause (i)(b) of the definition of "Change of Control" contained in the Indenture, dated as of June 3, 1997, as amended from time to time, between the Corporation and United States Trust Company of New York, as Trustee; (ii) the event specified in clause (i) of the definition of "Change of Control" contained in the Indenture, dated as of March 3, 1998, as amended from time to time, between the Corporation and United States Trust Company of New York, as Trustee; (iii) the event specified in clause (i) of the definition of "Change of Control" contained in the Indenture, dated as of November 5, 1998, as amended from time to time, between the Corporation and United States Trust Company of New York, as Trustee; and (iv) the event specified in clause (a) of the definition of "Change of Control" contained in the Senior Credit Agreement.

          "Common Stock" means any shares of the common stock, par value $.01
           ------------
per share, of the Corporation now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Corporation which may be exchanged for or reclassified or converted into Common Stock, any and all securities of any kind whatsoever of the Corporation which may be issued on or after the date hereof in respect of, in exchange for, or upon reclassification or conversion of shares of Common Stock pursuant to a merger, consolidation, stock split, reclassification, stock dividend, recapitalization of the Corporation or otherwise.

          "Common Stock Deemed Outstanding" means the number of shares of Common
           -------------------------------
Stock actually outstanding, plus the maximum total number of shares of Common Stock issuable upon the exercise of any then outstanding Warrants or issuable upon conversion of any then outstanding Series A Preferred Stock or Series B Preferred Stock, whether or not such Warrants, Series A Preferred Stock or Series B Preferred Stock are actually exercisable, convertible or exchangeable at such time, without duplication.

          "Convertible Notes" means the 4 1/2% Convertible Subordinated Notes
           -----------------
due 2006 of the Corporation.

          "Corporation" means ITC/\DeltaCom, Inc., a corporation organized and
           -----------
existing under the General Corporation Law of the State of Delaware.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any successor statute, and the rules and regulations promulgated thereunder.

          "Initial Holder" means ITC Holding Company, Inc.
           --------------

          "Initial Issue Date" means June 20, 2001, which is the first date on
           ------------------
which Series B-1 Cumulative Convertible Preferred Stock of the Corporation was issued and sold pursuant to the Investment Agreement.

          "Investment Agreement" means the Investment Agreement, dated as of
           --------------------
February 27, 2001, between the Corporation and the Initial Holder, as amended as of May 29, 2001, as amended from time to time.

          "Issue Date" means the first date on which the Series B-2 Preferred
           ----------
Stock is issued and sold pursuant to the Investment Agreement.

          "Liquidation Preference" with respect to a share of Series B-2
           ----------------------
Preferred Stock means, as at any date, the sum of (x) $1,000.00 plus (y) any Special Amount with respect to such share plus (z) an amount equal to any accrued and unpaid Preferred Dividends with respect to such share from the last Dividend Payment Date through such date.

          "Market Price" means, with respect to the Common Stock, on any given
           ------------
day, (i) the price of the last trade, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (ii) if the Common Stock is so traded, but not so reported, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market, or (iii) if the Common Stock is not listed or authorized for trading on the Nasdaq

National Market or any comparable system, the average of the closing bid and ask prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time in good faith by the Board of Directors for that purpose. If the Common Stock is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors.

          "Nasdaq Marketplace Rules" means the rules, regulations and
           ------------------------
interpretations of the National Association of Securities Dealers, Inc. and The Nasdaq Stock Market, Inc. in effect from time to time and applicable to the Corporation.

          "Original Purchase Price" means, with respect to a share of Series B-2
           -----------------------
Preferred Stock, $1,000.00.

          "outstanding," when used with reference to shares of Common Stock,
           -----------
means issued shares, excluding shares held by a subsidiary of the Corporation.

          "Person" means any corporation, limited liability company,
           ------
partnership, trust, organization, association, other entity or individual.

          "Senior Credit Agreement" means the Credit Agreement, dated as of
           -----------------------
April 5, 2000, among the Corporation, as Parent, Interstate FiberNet, Inc., as Borrower, the Subsidiary Guarantors named therein, the Initial Lenders named therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, Bank of America, N.A., as Syndication Agent, and Goldman Sachs Credit Partners L.P., as Documentation Agent, as amended as of June 1, 2001, as amended from time to time.

          "Series A Designation" means the Restated Certificate of Designations
           --------------------
of the Powers, Preferences and Relative, Participating or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of the Series A Preferred Stock.

          "Series A Preferred Stock" means the Series A Convertible Preferred
           ------------------------
Stock, par value $.01 per share, of the Corporation.

          "Series B Certificates of Designation" means, collectively, this
           ------------------------------------
Certificate of Designation and the certificates of designation with respect to each other series of the Series B Preferred Stock.

          "Series B Preferred Stock" means, collectively, the Series B-2
           ------------------------
Preferred Stock created hereby and each other series of preferred stock, par value $.01 per share, of the Corporation designated by the Board of Directors as "Series B-__ Cumulative Convertible Preferred Stock" which is issued pursuant to the Investment Agreement and the certificate of designation for each such series of preferred stock.

          "Special Amount" with respect to a share of Series B-2 Preferred Stock
           --------------
means an amount equal to all dividends and other amounts which have become payable in respect of such share under Section 4(a) but which have not been paid. The Special Amount with respect to any such share shall be reduced by the amount of any such dividends and other amounts actually paid in respect of such share under Section 4(c).

          "Warrants" means the common stock purchase warrants issued by the
           --------
Corporation pursuant to the Investment Agreement.

     3.   Rank. The Series B-2 Preferred Stock shall, with respect to dividend
          ----
rights and rights on liquidation, dissolution and winding-up, rank (i) senior to the Common Stock and to each other class of Capital Stock of the Corporation or series of preferred stock of the Corporation established hereafter by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to, or on a parity with, the Series B Preferred Stock as to dividend rights and rights on liquidation, dissolution and winding-up of the Corporation, and senior to the Series A Preferred Stock with respect to dividend rights (collectively referred to, together with all classes of Common Stock of the Corporation and with the Series A Preferred Stock (solely in respect of dividend rights), as "Junior Securities"); (ii) on a parity with the Series A
                      -----------------
Preferred Stock (solely with respect to rights on liquidation, dissolution and winding-up of the Corporation), each other series of Series B Preferred Stock and each class of Capital Stock of the Corporation or series of preferred stock of the Corporation established hereafter by the Board of Directors in accordance with Section 9(d), the terms of which expressly provide that such class or series shall rank on a parity with the Series B Preferred Stock as to dividend rights or rights on liquidation, dissolution and winding-up (collectively referred to as "Parity Securities"); and (iii) junior to each class of Capital
                -----------------
Stock of the Corporation or series of preferred stock of the Corporation established hereafter by the Board of Directors in accordance with Section 9(d), the terms of which expressly provide that such class or series shall rank senior to the Series B Preferred Stock as to dividend rights and rights on liquidation, dissolution and winding-up of the Corporation (collectively referred to as "Senior Securities").
 ------------------

     4.   Dividends.
          ---------

          (a) The holders of shares of Series B-2 Preferred Stock shall be entitled to receive with respect to each share of Series B-2 Preferred Stock, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the rate of 8% per annum of the sum of the Original Purchase Price plus any Special Amount with respect to such share (the "Preferred Dividend"). Preferred Dividends on a share of
                    ------------------
Series B-2 Preferred Stock shall accrue and shall be cumulative whether or not declared from the date of issue of such share of Series B-2 Preferred Stock and shall be payable quarterly in arrears on April 15, July 15, October 15 and January 15 of each year (unless such day is not a Business Day, in which event such dividends shall be payable on the next succeeding Business Day) (each such date being a "Dividend Payment Date" and each such quarterly period being a
              ---------------------
"Dividend Period"), commencing on the Dividend Payment Date for the Dividend
 ---------------
Period ending on December 31, 2001. Each such dividend shall be payable to the holders of record of shares of the Series B-2 Preferred Stock as they appear on the stock register of the Corporation at the close of business on the corresponding Record Date. As used herein, the term "Record Date" means, with
                                                     -----------
respect to the dividend payable on April 15, July 15, October 15 and January 15, respectively, of each year, the preceding March 31, June 30, September 30 and December 31, or such other date, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed as the record date by the Board of Directors. Notwithstanding the foregoing provisions of this Section 4(a), so long as any shares of Series B-2 Preferred Stock and any shares of any other series of Series B Preferred Stock are outstanding, no dividends shall be declared or paid or set aside for payment upon any shares of any series of Series B Preferred Stock for any current Dividend Period pursuant to Section 4(a) of the Series B Certificates of Designation unless such dividends are (i) declared and paid in full, or declared and a sum sufficient for such payment is set aside for payment in full, of all such dividends on all series of Series B Preferred Stock, or (ii) declared and paid ratably, or declared and a sum sufficient for such payment is set aside for payment ratably, on all series of Series B Preferred Stock in proportion to the respective amounts of dividends accumulated and unpaid with respect to all series of Series B Preferred Stock for such current Dividend Period.

          (b) The amount of Preferred Dividends payable on the initial Dividend Payment Date, or in respect of any period shorter or longer than a full Dividend Period, on the Series B-2 Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. No interest, or sum or money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B-2 Preferred Stock that may be in arrears.

          (c) Accrued Special Amounts for any past Dividend Periods may be declared and paid on any subsequent Dividend Payment Date to holders of record on the corresponding Record Date.

          (d) In the sole discretion of the Corporation, any Preferred Dividend may be paid (i) in cash, (ii) in shares of Series B-2 Preferred Stock or (iii) in a combination of cash and shares of Series B-2 Preferred Stock. Each share of Series B-2 Preferred Stock issued in payment of a Preferred Dividend shall be valued at, solely for purposes of determining the number of shares of Series B-2 Preferred Stock to be issued as a dividend, the Original Purchase Price and shall, upon issuance, be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights. If any such Preferred Dividend would result in a fractional share of Series B-2 Preferred Stock, the Corporation, in its sole discretion, may either pay such fractional share or round such fractional share up to the nearest whole share of Series B-2 Preferred Stock. Payment of a Preferred Dividend in shares of Series B-2 Preferred Stock shall be made by delivering certificates evidencing such shares to the holders of the Series B-2 Preferred Stock in such denominations as each such holder may request at such holder's address as it shall appear on the stock register of the Corporation.

          (e) So long as any shares of Series B-2 Preferred Stock are outstanding, no dividend, except as described in the last sentence of Section 4(f) and except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on any Parity Securities, nor shall any Parity Securities be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any Parity Securities) by the Corporation (except by conversion into or exchange for Parity Securities or Junior Securities), unless in each case all Special Amounts have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series B-2 Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on, or the date of redemption, purchase, or acquisition for consideration of, such Parity Securities. When Special Amounts are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all Special Amounts and additional amounts declared upon shares of the Series B-2 Preferred Stock and all dividends and additional amounts declared upon any other Parity Securities shall be declared ratably in proportion to the respective amounts of Special Amounts and additional amounts accumulated and unpaid on the Series B-2 Preferred Stock and dividends and additional amounts accumulated and unpaid on such Parity Securities.

          (f) So long as any shares of the Series B-2 Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment and no other distribution shall be declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (any such dividend, distribution, redemption, purchase or acquisition being hereinafter referred to as a "Junior Securities Distribution") for any
                              ------------------------------
consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any Junior Securities) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities), unless in each case (i) all Special Amounts and additional amounts on all outstanding shares of the Series B-2 Preferred Stock and accrued and unpaid dividends and additional amounts on any other Parity Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series B-2 Preferred Stock and all past dividend periods with respect to such Parity Securities and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series B-2 Preferred Stock and the current dividend period with respect to such Parity Securities. Notwithstanding anything in this Certificate of Designation to the contrary, the Corporation may declare and pay dividends on Parity Securities which are payable solely in additional shares of, or by the increase in the liquidation value of, Parity Securities or on Junior Securities which are payable in additional shares of, or by the increase in the liquidation value of, Junior Securities, as applicable, or redeem, purchase or otherwise acquire Junior Securities in exchange for Junior Securities, and Parity Securities in exchange for Parity Securities or Junior Securities.

          (g) So long as any shares of Series B-2 Preferred Stock are outstanding, if the Corporation pays a dividend in cash or other property on the Common Stock, other than a dividend in shares of Capital Stock, then at the same time the Corporation shall declare and pay a dividend on each share of Series B-2 Preferred Stock in an amount equal to the dividend which would otherwise have been declared and paid with respect to the Common Stock issuable upon conversion of Series B-2 Preferred Stock if all of the outstanding Series B-2 Preferred Stock had been converted immediately prior to the record date for such dividend, or, if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividend are to be determined.

     5.   Liquidation Preference.
          ----------------------

          (a) In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, after payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Senior Securities, and before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of shares of Series B-2 Preferred Stock shall be entitled to receive an amount in cash equal to the greater of (x) the aggregate Liquidation Preferences of the shares of Series B-2 Preferred Stock as of the date of liquidation, or (y) the aggregate amount that would have been received with respect to the shares of Common Stock if the Series B-2 Preferred Stock had been converted into Common Stock immediately prior to such liquidation, dissolution or winding-up. If, upon any liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation, or proceeds thereof, shall be insufficient to pay in full the aforesaid amounts under clause (x) of the preceding sentence and liquidating payments on all Parity Securities, then such assets, or proceeds thereof, shall be distributed among the shares of Series B-2 Preferred Stock and all such other Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series B-2 Preferred Stock and any such other Parity Securities if all amounts payable thereon were paid in full. Any amounts distributed with respect to the Series B-2 Preferred Stock pursuant to this Section 5(a) shall be allocated pro rata among the shares of Series B-2 Preferred Stock. For the purposes of Section 5, neither the sale, conveyance, exchange or transfer (for cash, shares of capital stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other entities shall be deemed to be a liquidation, dissolution or winding-up of the Corporation.

          (b) Subject to the rights of the holders of any Parity Securities, after payment shall have been made in full to the holders of Series B-2 Preferred Stock, as provided in Section 5(a), any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series B-2 Preferred Stock and any Parity Securities (other than the Series A Preferred Stock, to the extent provided in the Series A Designation) shall not be entitled to share therein.

     6.   Redemption.
          ----------

          (a) Other than redemption of outstanding shares of capital stock of the Corporation pursuant to Section 4.4 of the Certificate of Incorporation, no shares of Series B-2 Preferred Stock shall be redeemable by the Corporation prior to the fifth anniversary of the Issue Date. On and after the fifth anniversary of the Issue Date, to the extent the Corporation shall have funds legally available for such payment, and subject to the rights of the holders pursuant to Section 8, the Corporation may redeem at its option shares of Series B-2 Preferred Stock, at any time in whole or from time to time in part, at a redemption price per share in cash equal to the Liquidation Preference as of the date fixed for redemption, without interest.

          (b) On the tenth anniversary of the Issue Date, the Corporation shall redeem all outstanding shares of Series B-2 Preferred Stock, if any, at a redemption price per share in cash equal to the Liquidation Preference as of the date fixed for redemption, without interest.

          (c) Shares of Series B-2 Preferred Stock which have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) be retired and have the status of authorized and unissued shares of the class of preferred stock of the Corporation undesignated as to series and may be redesignated and reissued as part of any series of the preferred stock of the Corporation; provided that no such issued and reacquired shares of Series B-2 Preferred Stock shall be reissued or sold as Series B Preferred Stock.

          d) If the Corporation is unable or shall fail to discharge its obligation to redeem outstanding shares of Series B-2 Preferred Stock pursuant to Section 6(b) (the "Scheduled Redemption Obligation"), the Scheduled
                      -------------------------------
Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Scheduled Redemption Obligation. If and so long as any Scheduled Redemption Obligation with respect to any shares of outstanding Series B-2 Preferred Stock shall not be fully discharged, the Corporation shall not (i) redeem, purchase or otherwise acquire any Parity Securities or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Securities or (ii) declare or make any Junior Securities Distribution or, directly or indirectly, discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Junior Securities.

     7.   Procedure for Redemption.
          ------------------------

          (a) In the event that fewer than all the outstanding shares of Series B-2 Preferred Stock eligible to be redeemed are to be redeemed, in the case of
Section 6(a), the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be selected pro rata (with any fractional shares being rounded up to the nearest whole share).

          (b) In the event the Corporation shall redeem shares of Series B-2 Preferred Stock pursuant to Section 6(a), notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as such address appears on the stock register of the Corporation; provided that neither the failure to give such notice nor any defect therein shall affect the validity of the giving of notice for the redemption of any share of Series B-2 Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give such notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the date fixed for redemption; (ii) the number of shares of Series B-2 Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates representing such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed shall cease to accrue on the date fixed for redemption.

          (c) Notice having been mailed as aforesaid, if applicable, from and after the date fixed for redemption, dividends on the shares of Series B-2 Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price and except the right to convert shares so called for redemption prior to the close of business on the last Business Day immediately preceding the date fixed for such redemption) shall cease. Upon surrender in accordance with such notice, if applicable, of the certificates representing any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     8.   Conversion.
          ----------

          (a) The following conversion rights of the Series B-2 Preferred Stock shall be subject in all respects to the provisions of this Section 8, including
Section 8(h). The holders of shares of Series B-2 Preferred Stock shall have the right, at any time in whole and from time to time in part, at such holders' option, to convert any or all outstanding shares (and fractional shares) of Series B-2 Preferred Stock held by such holders into fully paid and non-assessable shares of Common Stock. At any time and from time to time, each outstanding share of Series B-2 Preferred Stock shall be convertible into a number of shares of Common Stock equal to the Liquidation Preference of such share of Series B-2 Preferred as of the date of conversion divided by the Applicable Conversion Price for such share of Series B-2 Preferred Stock. Upon issuance as a Preferred Dividend pursuant to Section 4(d), each share of Series B-2 Preferred Stock so issued shall have the same Applicable Conversion Price as each then outstanding share of Series B-2 Preferred Stock. Notwithstanding any call for redemption pursuant to Section 6(a), the right to convert shares so called for redemption shall terminate at the close of business on the last Business Day immediately preceding the date fixed for such redemption unless the Corporation shall default in making payment of the amount payable upon such redemption.

          (b) (i) In order to exercise the conversion right, the holder of the shares of Series B-2 Preferred Stock to be converted shall surrender the certificate representing such shares at the principal executive offices of the Corporation, with a written notice of election to convert completed and signed, specifying the number of shares to be converted. Unless the shares issuable on conversion are to be issued in the same name as the name in which such shares of Series B-2 Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or the holder's duly authorized attorney, and an amount sufficient to pay any transfer or similar tax.

               (ii) As promptly as practicable after the surrender by the holder of the certificates for shares of Series B-2 Preferred Stock as aforesaid, the Corporation shall issue and shall deliver to such holder, or on the holder's written order to the holder's transferee, (x) a certificate or certificates for the whole number of shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section 8, (y) any cash adjustment pursuant to Section 8(f), and (z) in the event of a conversion in part, a certificate or certificates for the whole number of shares of Series B-2 Preferred Stock not being so converted.

               (iii) Each conversion of shares of Series B-2 Preferred Stock pursuant to Section 8(a) shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series B-2 Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the Person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby at such time on such date and such conversion shall be into a number of whole shares of Common Stock in respect of the shares of Series B-2 Preferred Stock being converted as determined in accordance with this Section 8 at such time on such date. All shares of Common Stock delivered upon conversion of the Series B-2 Preferred Stock shall upon delivery be duly and validly issued, fully paid and non-assessable and not subject to any preemptive rights. Upon the surrender of certificates representing the shares of Series B-2 Preferred Stock to be converted, the shares to be so converted shall no longer be deemed to be outstanding and all rights of a holder with respect to such shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock and other amounts payable pursuant to this Section 8 and a certificate or certificates representing the shares of Series B-2 Preferred Stock not converted.

          (c)  (i)   Upon delivery to the Corporation by a holder of shares of
     Series B-2 Preferred Stock of a notice of election to convert, the right of the Corporation to redeem such shares of Series B-2 Preferred Stock shall terminate, regardless of whether a notice of redemption has been mailed as aforesaid.

               (ii) If a holder of Series B-2 Preferred Stock delivers to the Corporation a certificate therefor and a notice of election to convert, the Series B-2 Preferred Stock to be converted shall cease to accrue dividends pursuant to Section 4 but shall continue to be entitled to receive pro rata dividends for the period from the last Dividend Payment

     Date to the date of delivery of the notice of election to convert in preference to and in priority over any dividends on any Junior Securities.

               (iii) Except as provided above and in Section 8(g), the Corporation shall make no payment or adjustment for accrued and unpaid dividends on shares of Series B-2 Preferred Stock, whether or not in arrears, on conversion of such shares or for dividends theretofore paid on the shares of Common Stock.

          (d)  (i)   The Corporation covenants that it shall at all times
     reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as shall be required for the purpose of effecting conversions of the Series B-2 Preferred Stock.

               (ii) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Series B-2 Preferred Stock, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

          (e) The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series B-2 Preferred Stock pursuant hereto; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Series B-2 Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (f) No fractional shares of Common Stock shall be issued upon the conversion of the Series B-2 Preferred Stock. If the conversion of any shares of Series B-2 Preferred Stock would result in a fractional share of Common Stock, the Corporation, in its sole discretion, may (i) round such fractional share up to the nearest whole share of Common Stock, or (ii) in lieu thereof pay a cash adjustment in respect of such fractional share in an amount equal to such fractional share multiplied by the Market Price per share of Common Stock on the Business Day next preceding the date on which such shares of Series B-2 Preferred Stock are deemed to have been converted.

          (g) In order to prevent dilution of the conversion rights granted under this Section 8, the Applicable Conversion Price shall be subject to adjustment from time to time pursuant to this Section 8(g). In the event that any adjustment of the Applicable Conversion Price as required herein results in a fraction of a cent, such Applicable Conversion Price shall be rounded up to the nearest cent.

               (i)  Adjustment of Applicable Conversion Price and Number of
                    -------------------------------------------------------
     Shares Upon Issuance of Common Stock. Except as otherwise provided in
     ------------------------------------
     Sections 8(g)(iii), 8(g)(iv) and 8(g)(v), if and whenever on or after the Issue Date the Corporation issues or sells, or in accordance with Section 8(g)(ii) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (calculated as set forth in Section 8(g)(ii)) less than the then Applicable Conversion Price in effect on the date of issuance or sale (or deemed issuance or sale) of such Common Stock (a "Dilutive Issuance"), then immediately upon the Dilutive
                      -----------------
     Issuance, the Applicable Conversion Price shall be reduced to a price determined by multiplying the Applicable Conversion Price in effect immediately prior to the Dilutive Issuance by a fraction, (A) the numerator of which is an amount equal to the sum of (x) the total number of shares of Common Stock Deemed Outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in Section 8(g)(ii), received or receivable by the Corporation upon such Dilutive Issuance divided by the then Applicable Conversion Price in effect immediately prior to the Dilutive Issuance, and (B) the denominator of which is the total number of shares of Common Stock Deemed Outstanding immediately after the Dilutive Issuance.

               (ii) Effect on Applicable Conversion Price of Certain Events.
                    -------------------------------------------------------
     For purposes of determining the adjusted Applicable Conversion Price under
     Section 8(g)(i), the following provisions shall be applicable:

                    (A)  Issuance of Rights or Options.  If the Corporation in
                         -----------------------------
     any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock, or other securities convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase
       ----------------------
     Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon
      -------
     the exercise of such Options is less than the then Applicable Conversion Price in effect on the date of issuance or grant of such Options, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Options shall, as of the date of the issuance or grant of such Options, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Applicable Conversion Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

                    (B)  Issuance of Convertible Securities.  If the Corporation
                         ----------------------------------
     in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where such Convertible Securities are issuable upon the exercise of Options for which an adjustment of the Applicable Conversion Price is made pursuant to Section 8(g)(ii)(A)) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the then Applicable Conversion Price in effect on the date of issuance of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Applicable Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Applicable Conversion Price had been or are to be made pursuant to other provisions of this Section 8(g), no further adjustment of the Applicable Conversion Price shall be made by reason of such issuance or sale.

                    (C)  Change in Option Price or Conversion Rate.  If there is
                         -----------------------------------------
     a change at any time in (i) the amount of additional consideration payable to the Corporation upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Applicable Conversion Price in effect at the time of such change shall be readjusted to the Applicable Conversion Price which would have been in effect at such time if such Options or Convertible Securities still outstanding had provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                    (D)  Treatment of Expired Options and Unexercised
                         --------------------------------------------
     Convertible Securities. If, in any case, the total number of shares of
     ----------------------
     Common Stock issuable upon exercise of any Option or upon conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to convert or exchange such Convertible Securities shall have expired or terminated, the Applicable Conversion Price then in effect shall be readjusted to the Applicable Conversion Price which would have been in effect at the time of such expiration or termination if such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), had never been issued.

                    (E)  Calculation of Consideration Received.  If any Common
                         -------------------------------------
     Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Section 8(g) shall be the amount received by the Corporation therefor before deduction of commissions, underwriting discounts or allowances or other expenses paid or incurred by the Corporation in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration. If any Common Stock, Options or Convertible Securities are issued in connection with any acquisition, merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity which is attributable to such Common Stock, Options or Convertible Securities, as the case may be. Except as set forth below, the fair value of any consideration other than cash shall be determined in good faith by the mutual agreement of the Board of Directors and the holders of a majority of the outstanding Series B Preferred Stock. If the Board of Directors and the holders of a majority of the outstanding Series B Preferred Stock are unable to reach such agreement within a reasonable period, the fair value of such consideration shall be determined by an independent investment bank or a "Big Five" independent public accounting firm, in either case of nationally recognized standing in the valuation of businesses similar to the business of the Corporation, which shall be mutually acceptable to the Corporation and such holders. The determination of such investment bank or public accounting firm shall be final and binding upon the Corporation and the holders of the Series B Preferred Stock. Notwithstanding the foregoing, from and after the date on which the Initial Holder has ceased to have beneficial ownership of a majority of the outstanding Series B Preferred Stock, in lieu of obtaining the agreement by the holders of a majority of the outstanding Series B Preferred Stock to the fair value of any consideration other than cash as aforesaid, the Corporation may elect to have the fair value of such consideration determined by an independent investment bank or a "Big Five" independent public accounting firm, in either case of nationally recognized standing in the valuation of businesses similar to the business of the Corporation. The determination of such investment bank or public accounting firm shall be final and binding upon the Corporation and the holders of the Series B Preferred Stock.

                    (F)  Exceptions to Adjustment of Applicable Conversion
                         -------------------------------------------------
     Price. No adjustment to the Applicable Conversion Price shall be made (i)
     -----
     upon the issuance, sale, grant, conversion or exercise of any Options or Convertible Securities issued and outstanding, or committed to be issued, as of the Issue Date, or issuable pursuant to the Investment Agreement (including, without limitation, the Warrants, the Series A Preferred Stock, the Series B Preferred Stock, the Convertible Notes and any Options or Convertible Securities issued and outstanding, or committed to be issued, as of the Issue Date under the Benefit Plans or otherwise); (ii) upon the issuance, sale, grant, conversion or exercise of any Capital Stock, Options or Convertible Securities which may be issued or granted after the Issue Date under any stock option, stock incentive or other employee benefit plan of the Corporation or any subsidiary thereof in effect as of the Issue Date (including, without limitation, the Benefit Plans) or which becomes effective after the Issue Date, so long as such stock option, stock incentive or other employee benefit plan is approved by the Board of Directors (including the director designees, if any, of the holders of the Series B Preferred Stock); (iii) upon the issuance, sale or exercise of the Warrants; (iv) upon the issuance, sale, conversion or redemption of shares of Series B Preferred Stock in accordance with the Series B Certificates of Designation; or (v) upon any dividend or distribution on the Series B Preferred Stock in accordance with the Series B Certificates of Designation.

               (iii) Distribution of Assets. If the Corporation shall declare or
                     ----------------------
     make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of such distribution, the holders of the Series B-2 Preferred Stock shall be entitled to receive the amount of such assets which, if the Series B-2 Preferred Stock had been converted into shares of Common Stock immediately prior to such time, would have been payable to the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution. Notwithstanding anything in this Certificate of Designation, no adjustment in the Applicable Conversion Price shall be made under
     Section 8(g)(ii) to the extent the holders of Series B-2 Preferred Stock participate in any such distribution of assets in accordance with this
     Section 8(g)(iii) and Section 4(g).

               (iv)  Subdivision or Combination of Common Stock. If the
                     ------------------------------------------
     Corporation at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Applicable Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. If the Corporation at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Applicable Conversion Price in effect immediately prior to such combination shall be proportionately increased.

               (v)   Consolidation, Merger or Sale. In case of any consolidation
                     -----------------------------
     of the Corporation with, or merger of the Corporation into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then as a condition of such consolidation, merger, sale or conveyance, adequate provision shall be made whereby each holder of the Series B-2 Preferred Stock shall have the right to acquire and receive upon conversion of such Series B-2 Preferred Stock in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable upon the conversion of such Series B-2 Preferred Stock, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of such Series B-2 Preferred Stock if such consolidation, merger, sale or conveyance had not taken place.

               (vi)  Notice of Adjustment. Within 20 Business Days after the
                     --------------------
     occurrence of any event which requires any adjustment of the Applicable Conversion Price, the Corporation shall give written notice thereof to the holders of Series B-2 Preferred Stock. Such notice shall state the Applicable Conversion Price resulting from such adjustment and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Corporation.

               (vii) Minimum Adjustment of Applicable Conversion Price. No
                     -------------------------------------------------
     adjustment of the Applicable Conversion Price shall be made in an amount of less than 1% of the Applicable Conversion Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Applicable Conversion Price.

          (h) Notwithstanding Section 8(a) and any other provision of this Certificate of Designation, the Series B-2 Preferred Stock shall be convertible by any holder thereof into shares of Common Stock pursuant to Section 8 from time to time, and such holder shall be entitled to exercise such conversion right, only to the extent that such convertibility or the exercise of such conversion right would not result in a Change of Control Event, as determined by the Board of Directors in good faith in accordance with the Investment Agreement. The operation of the preceding sentence shall not limit any adjustment of the Applicable Conversion Price pursuant to Section 8(g).

     9.   Voting Rights.
          -------------

          (a) The holders of record of shares of Series B-2 Preferred Stock shall be entitled to vote on an as-converted basis (calculated in accordance with Section 8(a) as of the close of trading on the record date for such vote and subject to the following sentence) with the holders of the Common Stock and each other series of Series B Preferred Stock as a single class on all matters presented to the holders of the Common Stock for vote, except in each case (i) as hereinafter provided in Section 9, (ii) as otherwise and to the extent provided by law, or (iii) as otherwise and to the extent provided by the Nasdaq Marketplace Rules or the rules, regulations and interpretations of any securities exchange on which the Common Stock is traded, as determined by the Board of Directors in good faith. Any holder of record of shares of Series B-2 Preferred Stock shall be entitled to vote on an as-converted basis as provided in this Certificate of Designation only to the extent that the exercise of such as-converted voting rights by such holder would not result in a Change of Control Event, as determined by the Board of Directors in good faith in accordance with the Investment Agreement. So long as the provisions of Section 9(b) or 9(c) of the Series B Certificates of Designation entitle any holder of the Series B Preferred Stock to designate for nomination a director or directors of the Corporation, the holders of the Series B Preferred Stock shall have the exclusive right, voting together as a single class either at a meeting of stockholders or by written consent, to vote with respect to such designee or designees to the Board of Directors.

          (b) Effective as of the Initial Issue Date, any holder of record of at least 50,000 shares of Series B Preferred Stock shall be entitled to designate for nomination for election, and the holders of the Series B Preferred Stock, voting together as a single class, shall be entitled to elect, one director to the Board of Directors in accordance with Section 9 of the Series B Certificates of Designation. Effective as of the Initial Issue Date, any holder of record of at least 100,000 shares of Series B Preferred Stock shall be entitled to designate for nomination for election, and the holders of the Series B Preferred Stock, voting together as a single class, shall be entitled to elect, two directors to the Board of Directors in accordance with Section 9 of the Series B Certificates of Designation. At such time as any holder of Series B Preferred Stock owns of record at least 50,000 shares or 100,000 shares of Series B Preferred Stock and such holder of record notifies the Corporation in writing that it wishes to designate for nomination for election one or two directors, as applicable, the Board of Directors shall cause the total number of directors then constituting the whole Board of Directors to be increased by one director or two directors, as the case may be. Notwithstanding the preceding sentence, for so long as a holder of Series B Preferred Stock that is otherwise entitled to nominate a director pursuant to Section 9(b) of the Series B Certificates of Designation has an Affiliate who is serving on the Board of Directors and who has not been designated pursuant to Section 9 of the Series B Certificates of Designation, such holder shall not be entitled to designate for nomination, nor shall the holders of the Series B Preferred Stock, voting together as a single class, be entitled to elect, an additional director or directors to the Board of Directors. Notwithstanding anything in Section 9(b) of the Series B Certificates of Designation to the contrary, (i) effective as of the date on which a holder's record ownership of the Series B Preferred Stock shall be reduced to a number of outstanding shares (calculated without giving effect to any Preferred Dividends paid to such holder in shares of Series B Preferred Stock pursuant to Section 4(d) of the Series B Certificates of Designation) which is less than 100,000 shares but at least 50,000 shares, such holder shall be entitled to designate for nomination only one director for election to the Board of Directors, and the holders of the outstanding shares of Series B Preferred Stock shall have the exclusive right to vote, together as a single class, for the election of only one director to the Board of Directors, and the directorship of the latter of the two directors shall immediately terminate, and (ii) effective as of the date on which a holder's record ownership of the Series B Preferred Stock is reduced to less than 50,000 outstanding shares (calculated without giving effect to any Preferred Dividends paid to such holder in shares of Series B Preferred Stock pursuant to Section 4(d) of the Series B Certificates of Designation), the entitlement of such holder to designate for nomination one director for election to the Board of Directors, and the exclusive right of the holders of the outstanding shares of Series B Preferred Stock to vote, together as a single class, for the election of a director to the Board of Directors shall cease, and such directorship shall immediately terminate. Directors elected by the holders of the Series B Preferred Stock shall not serve a classified term with the directors elected by the holders of Common Stock together with the holders of any other class or series of capital stock entitled to vote thereon. In no event shall the holders of Series B Preferred Stock be entitled to elect more than two directors to the Board of Directors pursuant to Section 9(b) of the Series B Certificates of Designation. If more than two holders of Series B Preferred Stock would, but for the provisions of Section 9(b) of the Series B Certificates of Designation, be entitled to nominate for election more than two directors to the Board of Directors pursuant to Section 9(b) of the Series B Certificates of Designation, such holders shall mutually agree on the nomination for election of two such directors.

          (c) Any director elected by the holders of Series B Preferred Stock who serves as a member of the Board of Directors may be removed without cause only by the holders of a majority of the outstanding shares of Series B Preferred Stock. If a vacancy is created on the Board of Directors by reason of the death, removal or resignation of any director elected by the holders of the Series B Preferred Stock, the holder of the Series B Preferred Stock who designated for nomination for election such director shall be entitled to designate for nomination for election, and the holders of the Series B Preferred Stock, voting together as a single class, may elect a replacement director to the Board of Directors.

          (d) Without the written consent of holders of a majority of the outstanding shares of Series B-2 Preferred Stock or the affirmative vote of holders of a majority of the outstanding shares of Series B-2 Preferred Stock at a meeting of the holders of Series B-2 Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Certificate of Incorporation or this Certificate of Designation so as to affect adversely the preferences, rights or powers of the Series B-2 Preferred Stock; provided that any such amendment that changes any dividend or other amount payable on or the liquidation preference of the Series B-2 Preferred Stock shall require the written consent of holders of two-thirds of the outstanding shares of Series B-2 Preferred Stock or the affirmative vote of holders of two-thirds of the outstanding shares of Series B-2 Preferred Stock at a meeting of the holders of Series B-2 Preferred Stock called for such purpose. Without the written consent of holders of a majority of the outstanding shares of Series B
Preferred Stock or the affirmative vote of holders of a majority of the outstanding shares of Series B Preferred Stock at a meeting of the holders of Series B Preferred Stock called for such purpose, the Corporation shall not authorize the issuance of or issue any Parity Securities (other than any series of Series B Preferred Stock as contemplated hereby or in the Investment Agreement) or Senior Securities.

          (e) In any transaction in which the Series B Preferred Stock shall remain outstanding or be converted into capital stock of an entity other than the Corporation, the Corporation may, without the consent of the holders of the Series B Preferred Stock, consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets as an entirety to, any Person, provided that the successor, transferee or lessee (if not the Corporation) is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and the Series B Preferred Stock shall be converted into or exchanged for and shall become shares of, or interests in, such successor, transferee or lessee, having in respect of such successor, transferee or lessee substantially the same powers, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, that the Series B Preferred Stock has immediately prior to such transaction. In the event of any consolidation or merger or conveyance, transfer or lease of all or substantially all of the assets of the Corporation that is permitted pursuant to this Section 9(e), the successor resulting from such consolidation or into which the Corporation is merged or the transferee or lessee to which such conveyance, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation with respect to the Series B Preferred Stock (or the shares or interests into, or for which, the Series B Preferred Stock is converted or exchanged), and thereafter, except in the case of a lease, the predecessor (if still in existence) shall be released from its obligations and covenants with respect to the Series B Preferred Stock. Any consent required pursuant to this Section 9(e) shall be given by written consent of holders of a majority of the outstanding shares of Series B Preferred Stock or the affirmative vote of holders of a majority of the outstanding shares of Series B Preferred Stock at a meeting of the holders of Series B Preferred Stock called for such purpose.

          (f)  In exercising the voting rights set forth in this Section
9, each share of Series B-2 Preferred Stock shall have one vote per share except as otherwise expressly provided for herein. Except as otherwise required by applicable law or as set forth herein, the shares of Series B-2 Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders of the Series B-2 Preferred Stock shall not be required for the taking of any corporate action.

     10.  Headings. The headings of the sections, paragraphs, subparagraphs,
          --------
clauses and subclauses of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

          IN WITNESS WHEREOF, said ITC/\DeltaCom, Inc. has caused this Certificate of Designation to be signed by J. Thomas Mullis, its duly authorized Senior Vice President-Legal and Regulatory, this 5th day of September 2001.

                                     ITC/\DELTACOM, INC.



                                     By:   /s/ J. Thomas Mullis
                                           -----------------------------------
                                           Name:  J. Thomas Mullis
                                           Title: Senior Vice President-Legal
                                                    and Regulatory